SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CONSTELLATION BRANDS, INC.
(Name of Registrant as Specified in its Charter)

_____________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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ANNUAL MEETING OF STOCKHOLDERS

June 7, 2006

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Constellation Brands, Inc. at the Rochester Riverside Convention Center, 123 East Main Street, Rochester, New York, on Thursday, July 27, 2006 at 11:00 a.m. (local time).

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe in detail the matters expected to be acted upon at the meeting. Also contained in this package is the Company’s 2006 Annual Report to Stockholders that contains important business and financial information concerning the Company.

We hope you are able to attend this year’s Annual Meeting.

Very truly yours,

/s/ Richard Sands
RICHARD SANDS
Chairman of the Board
and Chief Executive Officer

Please note that the Rochester Riverside Convention Center is located at the corner of East Main Street and South Avenue in downtown Rochester, New York. Parking is available at the St. Joseph Garage, which is located at 72 North Clinton Avenue. A shuttle bus will be available to take you to the meeting. Additional parking is also available at other public garages in the area.

CONSTELLATION BRANDS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JULY 27, 2006

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CONSTELLATION BRANDS, INC. (the “Company”) will be held at the Rochester Riverside Convention Center, 123 East Main Street, Rochester, New York, on Thursday, July 27, 2006 at 11:00 a.m. (local time) for the following purposes more fully described in the accompanying Proxy Statement:

1.	To elect directors of the Company (Proposal No. 1).

2.
To consider and act upon a proposal to ratify the selection of KPMG LLP, Certified Public Accountants, as the Company’s independent public accountants for the fiscal year ending February 28, 2007 (Proposal No. 2).

3.	To consider and act upon a proposal to approve The Constellation Brands UK Sharesave Scheme (Proposal No. 3).

4.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on May 31, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

A Proxy Statement and proxy card or proxy cards are enclosed.

WE HOPE YOU WILL ATTEND THIS MEETING IN PERSON, BUT IF YOU CANNOT, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD(S). RETURN THE PROXY CARD(S) IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ David S. Sorce
DAVID S. SORCE, Secretary

Fairport, New York
June 7, 2006

[This Page Intentionally Left Blank]

CONSTELLATION BRANDS, INC.
370 Woodcliff Drive, Suite 300
Fairport, New York 14450

PROXY STATEMENT

2006 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is being furnished to the stockholders of the common stock of CONSTELLATION BRANDS, INC. (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company. The proxies are for use at the 2006 Annual Meeting of Stockholders of the Company and at any adjournment thereof (the “Meeting”). The Meeting will be held on Thursday, July 27, 2006 at 11:00 a.m. (local time) at the Rochester Riverside Convention Center, 123 East Main Street, Rochester, New York.

The shares represented by your proxy, if the proxy is properly executed and returned, and not revoked, will be voted at the Meeting as therein specified. You may revoke your proxy at any time before the proxy is exercised by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. You may also revoke your proxy by attending the Meeting and voting in person.

The shares represented by your proxy will be voted FOR the election of the director nominees named herein (Proposal No. 1), unless you specifically withhold authority to vote for one or more of the director nominees. Further, unless you indicate otherwise, the shares represented by your proxy will be voted FOR the ratification of the selection of KPMG LLP as the Company’s independent public accountants for the fiscal year ending February 28, 2007 (Proposal No. 2) and FOR the approval of The Constellation Brands UK Sharesave Scheme (Proposal No. 3).

The outstanding capital common stock of the Company consists of Class A Common Stock, par value $.01 per share (“Class A Stock”), and Class B Common Stock, par value $.01 per share (“Class B Stock”). Accordingly, the Company has enclosed with the proxy materials a Class A Stock proxy card and/or a Class B Stock proxy card, depending on the holdings of the stockholder to whom proxy materials are mailed. Stockholders who receive both a Class A Stock proxy card and a Class B Stock proxy card must sign and return both proxy cards in accordance with their respective instructions to ensure the voting of the shares of each class owned. All share, option and similar information included in this Proxy Statement reflects the effect of the Company’s two-for-one stock splits that were distributed in the form of stock dividends on May 13, 2005 to stockholders of record on April 29, 2005.

This Proxy Statement and the accompanying proxy cards are being first mailed to stockholders on or about June 19, 2006.

The cost of soliciting proxies will be borne by the Company. In addition to solicitation by use of the mail, directors, officers or regular employees of the Company, without extra compensation, may solicit proxies in person or by telephone, facsimile, internet or electronic mail. The Company has requested persons holding stock for others in their names or in the names of nominees to forward these materials to the beneficial owners of such shares. If requested, the Company will reimburse such persons for their reasonable expenses in forwarding these materials.

VOTING SECURITIES

The total outstanding capital common stock of the Company, as of May 31, 2006 (the “Record Date”), consisted of 199,922,154 shares of Class A Stock and 23,845,338 shares of Class B Stock. Each share of Class B Stock is convertible into one share of Class A Stock at any time at the option of the holder.

Of the 199,922,154 shares of Class A Stock outstanding on the Record Date, 2,337,791 shares were held by CHESS Depositary Nominees Pty Ltd. (ACN 071 346 506) (“CDN”), a wholly-owned subsidiary of the Australian Stock Exchange Limited (ACN 008 624 691) (the “ASX”). CDN has issued Constellation CHESS Depositary Interests (“Constellation CDIs”) that represent beneficial interests in the Class A Stock held by CDN. Constellation CDIs are traded on the electronic transfer and settlement system operated by the ASX. As of the Record Date there were 23,377,910 Constellation CDIs outstanding that were held by 820 holders of record. All references in this Proxy Statement to outstanding shares of Class A Stock include the shares of Class A Stock held by CDN and all references to holders of Class A Stock include CDN.

Holders of Constellation CDIs receive all the economic benefits of actual ownership of Class A Stock at a ratio of ten (10) Constellation CDIs to each share of Constellation Class A Stock. Constellation CDIs can be converted to Class A Stock at any time at the option of the holder of the Constellation CDI at a ratio of one share of Class A Stock for each ten (10) Constellation CDIs. Holders of Constellation CDIs have the right to attend stockholders’ meetings of the Company and to direct the vote of the underlying shares of Class A Stock represented by their Constellation CDIs. CDN, as the holder of record of the underlying shares of Class A Stock represented by the Constellation CDIs, will vote such shares in accordance with the directions of the holders of the Constellation CDIs. If CDN does not receive a direction from a holder of Constellation CDIs as to how to vote the underlying shares represented by those Constellation CDIs, those shares will not be voted and will not be considered present at the Meeting for quorum purposes. A holder of Constellation CDIs will be entitled to vote at the stockholders’ meeting only if such holder directs CDN to designate such holder as proxy to vote the underlying shares of Class A Stock represented by the Constellation CDIs held by such holder. A form to be used to direct CDN how to vote underlying shares of Class A Stock represented by Constellation CDIs is being delivered with this Proxy Statement to each holder of Constellation CDIs.

Only holders of record of Class A Stock and Class B Stock on the books of the Company at the close of business on May 31, 2006, the Record Date for eligibility to vote at the Meeting, are entitled to notice of and to vote at the Meeting and at any adjournment thereof. Under arrangements established between the Company and CDN in connection with the issuance of Constellation CDIs, the holders of Constellation CDIs are entitled to notice of and to attend the Meeting but may only vote at the Meeting as proxy for CDN in the circumstances described above. Except as otherwise required by Delaware law, the holders of Class A Stock and the holders of Class B Stock vote together as a single class on all matters other than the election of the group of directors who are elected solely by the holders of the Class A Stock. Each holder of Class A Stock is entitled to one (1) vote for each share of Class A Stock registered in such holder’s name, and each holder of Class B Stock is entitled to ten (10) votes for each share of Class B Stock registered in such holder’s name. Therefore, holders of Class A Stock are entitled to cast a total of 199,922,154 votes and holders of Class B Stock are entitled to cast a total of 238,453,380 votes at the Meeting.

The holders of a majority of the outstanding aggregate voting power of Class A Stock (including the underlying shares represented by Constellation CDIs) and Class B Stock present at the Meeting, in person or by proxy, will constitute a quorum. Shares represented by proxies marked as abstentions will be counted toward determining the presence of a quorum. Proxies relating to shares held in “street name” by brokers or other nominees that may be voted with respect to some, but not all, matters without instruction from the beneficial owner (“broker non-votes”) are counted as shares present for determining a quorum. Under the rules of the New York Stock Exchange, brokers and nominees are generally permitted to vote with respect to Proposal No. 1 and Proposal No. 2 without receiving direction from the beneficial owner of Class A Stock or Class B Stock but are not permitted to vote with respect to Proposal No. 3 unless such direction is received. Accordingly, the Company expects to receive broker non-votes with respect to Proposal No. 3 but does not expect to receive broker non-votes with respect to Proposal No. 1 or Proposal No. 2 unless one or more beneficial owners have withheld discretionary authority from their respective brokers or nominees.

Under Delaware law and the Company’s Restated Certificate of Incorporation and By-laws, directors are elected by a plurality of the votes cast (the highest number of votes cast) by the holders of the shares entitled to vote, and actually voting, in person or by proxy. Pursuant to the Company’s Restated Certificate of Incorporation, the holders of Class A Stock (including the underlying shares represented by Constellation CDIs), voting as a separate class, are entitled to elect one-fourth of the number of directors to be elected at the Meeting (rounded up to the next number if the total number of directors to be elected is not evenly divisible by four). The holders of Class A Stock (including the underlying shares represented by Constellation CDIs) and Class B Stock, voting as a single class, are entitled to elect the remaining number of directors to be elected at the Meeting, with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share. Since the Board of Directors nominated seven (7) directors, the holders of Class A Stock will be entitled to elect two (2) directors and the holders of Class A Stock and Class B Stock, voting as a single class, will be entitled to elect five (5) directors. Because the directors are elected by a plurality of the votes cast in each election, votes that are withheld (including broker non-votes, if any) will not be counted and, therefore, will not affect the outcome of the elections.

The ratification of the selection of KPMG LLP as the Company’s independent public accountants for the fiscal year ending February 28, 2007 (Proposal No. 2) requires the affirmative vote of a majority of the votes entitled to be cast by stockholders present in person or represented by proxy at the Meeting. With respect to this proposal, holders of Class A Stock (including the underlying shares represented by Constellation CDIs) and Class B Stock are entitled to vote as a single class at the Meeting, with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share. Therefore, abstentions will have the effect of negative votes. However, because broker non-votes, if any, are not considered entitled to vote, they will not affect the outcome of the vote.

The approval of The Constellation Brands UK Sharesave Scheme (Proposal No. 3) requires the affirmative vote of the holders of a majority of the votes entitled to be cast by stockholders present in person or represented by proxy at the Meeting. With respect to this proposal, holders of Class A Stock (including the underlying shares represented by Constellation CDIs) and Class B Stock are entitled to vote as a single class at the Meeting, with holders of Class A Stock having one (1) vote per share and holders of the Class B Stock having ten (10) votes per share. Therefore, abstentions will have the effect of negative votes. However, because broker non-votes are not considered entitled to vote, they will not affect the outcome of the vote.

BENEFICIAL OWNERSHIP

As of May 31, 2006, the following tables and notes set forth (i) the persons known to the Company to beneficially own more than 5% of Class A Stock or Class B Stock, (ii) the number of shares beneficially owned by them, and (iii) the percent of such class so owned, rounded to the nearest one-tenth of one percent. This information is based on information furnished to the Company by or on behalf of each person concerned. Unless otherwise noted, the percentages of ownership were calculated on the basis of 199,922,154 shares of Class A Stock and 23,845,338 shares of Class B Stock outstanding as of the close of business on May 31, 2006.

Class A Stock

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)			Percent of Class (1)
	Sole Power to Vote or Dispose	Shared Power to Vote or Dispose	Total
Richard Sands 370 Woodcliff Drive, Suite 300 Fairport, NY 14450	2,147,856 (2)	601,424 (2)	2,749,280	1.4%
Robert Sands 370 Woodcliff Drive, Suite 300 Fairport, NY 14450	2,073,912 (4)	601,424 (4)	2,675,336	1.3%
CWC Partnership-I 370 Woodcliff Drive, Suite 300 Fairport, NY 14450	-	472,376 (5)	472,376	0.2%
Trust for the benefit of Andrew Stern, M.D. under the will of Laurie Sands 370 Woodcliff Drive, Suite 300 Fairport, NY 14450	-	472,376 (6)	472,376	0.2%
Stockholders Group Pursuant to Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (7)	-	4,823,192 (7)	4,823,192	2.4%
FMR Corp. 82 Devonshire Street Boston, MA 02109 (8)	(8)	(8)	16,646,339 (8)	8.3%
Capital Research and Management Company 333 South Hope Street Los Angeles, CA 90071 (9)	(9)	(9)	10,034,000 (9)	5.0%

Class B Stock

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)			Percent of Class (1)
	Sole Power to Vote or Dispose	Shared Power to Vote or Dispose	Total
Richard Sands 370 Woodcliff Drive, Suite 300 Fairport, NY 14450	5,908,232 (2)	10,860,144 (2)	16,768,376	70.3%
Robert Sands 370 Woodcliff Drive, Suite 300 Fairport, NY 14450	5,902,592 (4)	10,860,144 (4)	16,762,736	70.3%
Trust for the benefit of Andrew Stern, M.D. under the will of Laurie Sands 370 Woodcliff Drive, Suite 300 Fairport, NY 14450	-	6,662,712 (6)	6,662,712	27.9%
CWC Partnership-I 370 Woodcliff Drive, Suite 300 Fairport, NY 14450	-	6,099,080 (5)	6,099,080	25.6%
Trust for the benefit of the Grandchildren of Marvin and Marilyn Sands 370 Woodcliff Drive, Suite 300 Fairport, NY 14450	-	4,050,000 (10)	4,050,000	17.0%
Stockholders Group Pursuant to Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (7)	-	22,670,968 (7)	22,670,968	95.1%
______________________________

(1)
The number of shares and the percentage of ownership set forth in the Class A Stock table includes the number of shares of Class A Stock that can be purchased by exercising stock options that are exercisable on May 31, 2006 or become exercisable within sixty (60) days thereafter (“presently exercisable”) and reflects acceleration of the vesting of certain stock options as discussed in footnote three of the Option Grants in Last Fiscal Year Table appearing at page 10 of this Proxy Statement. Additionally, such number does not include the shares of Class A Stock issuable pursuant to the conversion feature of Class B Stock beneficially owned by each person. The number of shares and percentage of ownership assuming conversion of Class B Stock into Class A Stock are contained in the footnotes. For purposes of calculating the percentage of ownership of Class A Stock in the table and in the footnotes, additional shares of Class A Stock equal to the number of presently exercisable options and, as appropriate, the number of shares of Class B Stock owned by each person are assumed to be outstanding pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act. Where the footnotes reflect shares of Class A Stock as being included, such shares are included only in the Class A Stock table and where the footnotes reflect shares of Class B Stock as being included, such shares are included only in the Class B Stock table. As of May 31, 2006, none of the beneficial owners of the Company’s Class A Stock have reported any interest in the Company’s 5.75% Mandatory Convertible Preferred Stock.

(2)
The amount reflected as shares of Class A Stock over which Richard Sands has the sole power to vote or dispose includes 1,701,000 shares of Class A Stock issuable upon the exercise of options that are presently exercisable by Mr. Sands and 1,000,000 shares of Class B Stock owned by a grantor retained annuity trust, for which Richard Sands serves as trustee. The amounts reflected as shares over which Mr. Sands shares power to vote or dispose include, as applicable, 471,608 shares of Class A Stock and 5,431,712 shares of Class B Stock owned by CWC Partnership-I, a New York general partnership (“CWCP-I”), of which Richard Sands is a managing partner, 147,432 shares of Class B Stock owned by the Marvin Sands Master Trust (the “Master Trust”), of which Richard Sands is a trustee and beneficiary, 768 shares of Class A Stock and 667,368 shares of Class B Stock owned by M, L, R, & R, a New York general partnership (“MLR&R”), of which Mr. Sands and the Master Trust are general partners, 563,632 shares of Class B Stock owned by CWC Partnership-II, a New York general partnership (“CWCP-II”), of which Mr. Sands is a trustee of the managing partner, 4,050,000 shares of Class B Stock owned by the trust described in footnote (10) below, and 129,048 shares of Class A Stock owned by The Sands Family Foundation, Inc., a Virginia corporation (the “Sands Foundation”), of which Mr. Sands is a director and officer. Mr. Sands disclaims beneficial ownership of all of the foregoing shares except to the extent of his ownership interest in CWCP-I and MLR&R and his beneficial interest in the Master Trust. The amounts reflected do not include 29,120 shares of Class A Stock owned by Mr. Sands’ wife, individually and as custodian for their children, the remainder interest Mr. Sands has in 1,433,336 of the 4,300,008 shares of Class A Stock subject to the life estate held by Marilyn Sands described in footnote (3) below or the remainder interest of CWCP-II in 1,447,812 of such shares. Mr. Sands disclaims beneficial ownership with respect to all such shares. Assuming the conversion of Class B Stock beneficially owned by Mr. Sands into Class A Stock, Mr. Sands would beneficially own 19,517,656 shares of Class A Stock, representing 8.9% of the outstanding Class A Stock after such conversion.

(3)
Marilyn Sands is the beneficial owner of a life estate in 4,300,008 shares of Class A Stock that includes the right to receive income from and the power to vote and dispose of such shares. The remainder interest in such shares is held by Richard Sands, Robert Sands and CWCP-II.

(4)
The amount reflected as shares of Class A Stock over which Robert Sands has the sole power to vote or dispose includes 1,491,600 shares of Class A Stock issuable upon the exercise of options that are presently exercisable by Mr. Sands and 1,000,000 shares of Class B Stock owned by a grantor retained annuity trust, for which Robert Sands serves as trustee. The amounts reflected as shares over which Mr. Sands shares power to vote or dispose include, as applicable, 471,608 shares of Class A Stock and 5,431,712 shares of Class B Stock owned by CWCP-I, of which Robert Sands is a managing partner, 147,432 shares of Class B Stock owned by the Master Trust, of which Robert Sands is a trustee and beneficiary, 768 shares of Class A Stock and 667,368 shares of Class B Stock owned by MLR&R, of which Mr. Sands and the Master Trust are general partners, 563,632 shares of Class B Stock owned by CWCP-II, of which Mr. Sands is a trustee of the managing partner, 4,050,000 shares of Class B Stock owned by the trust described in footnote (10) below, and 129,048 shares of Class A Stock owned by the Sands Foundation, of which Mr. Sands is a director and officer. Mr. Sands disclaims beneficial ownership of all of the foregoing shares except to the extent of his ownership interest in CWCP-I and MLR&R and his beneficial interest in the Master Trust. The amounts reflected do not include 183,520 shares of Class A Stock owned by Mr. Sands’ wife, individually and as custodian for their children, the remainder interest Mr. Sands has in 1,418,860 of the 4,300,008 shares of Class A Stock subject to the life estate held by Marilyn Sands described in footnote (3) above or the remainder interest of CWCP-II in 1,447,812 of such shares. Mr. Sands disclaims beneficial ownership with respect to all such shares. Assuming the conversion of Class B Stock beneficially owned by Mr. Sands into Class A Stock, Mr. Sands would beneficially own 19,438,072 shares of Class A Stock, representing 8.9% of the outstanding Class A Stock after such conversion.

(5)
The amounts reflected include, as applicable, 768 shares of Class A Stock and 667,368 shares of Class B Stock owned by MLR&R, of which CWCP-I is a general partner. The shares owned by CWCP-I are included in the number of shares beneficially owned by Richard Sands and Robert Sands, the managing partners of CWCP-I, the Marital Trust (defined in footnote (6) below), a partner of CWCP-I which owns a majority in interest of the CWCP-I partnership interests, and the group described in footnote (7) below. The other partners of CWCP-I are trusts for the benefit of Laurie Sands’ children. Assuming the conversion of Class B Stock beneficially owned by CWCP-I into Class A Stock, CWCP-I would beneficially own 6,571,456 shares of Class A Stock, representing 3.2% of the outstanding Class A Stock after such conversion.

(6)
The amounts reflected include, as applicable, 471,608 shares of Class A Stock and 5,431,712 shares of Class B Stock owned by CWCP-I, in which the Trust for the benefit of Andrew Stern, M.D. under the will of Laurie Sands (the “Marital Trust”) is a partner and owns a majority in interest of the CWCP-I partnership interests, 563,632 shares of Class B Stock owned by CWCP-II, in which the Marital Trust is a partner and owns a majority in interest of the CWCP-II partnership interests, and 768 shares of Class A Stock and 667,368 shares of Class B Stock owned by MLR&R, of which CWCP-I is a general partner. The Marital Trust disclaims beneficial ownership with respect to all of the foregoing shares except to the extent of its ownership interest in CWCP-I and CWCP-II. The amounts reflected do not include the remainder interest CWCP-II has in 1,447,812 of the 4,300,008 shares of Class A Stock subject to the life estate held by Marilyn Sands described in footnote (3) above. The Marital Trust disclaims beneficial ownership with respect to all such shares. Assuming the conversion of Class B Stock beneficially owned by the Marital Trust into Class A Stock, the Marital Trust would beneficially own 7,135,088 shares of Class A Stock, representing 3.5% of the outstanding Class A Stock after such conversion.

(7)
The group, as reported, consists of Richard Sands, Robert Sands, CWCP-I, CWCP-II, and the trust described in footnote (10) (collectively, the “Group”). The basis for the Group consists of: (i) a Stockholders Agreement among Richard Sands, Robert Sands and CWCP-I and (ii) the fact that the familial relationship between Richard Sands and Robert Sands, their actions in working together in the conduct of the business of the Company and their capacity as partners and trustees of the other members of the Group may be deemed to constitute an agreement to “act in concert” with respect to the Company’s shares. The members of the Group disclaim that an agreement to act in concert exists. Except with respect to the shares subject to the Stockholders Agreement, the shares owned by CWCP-I and CWCP-II, and the shares held by the trust described in footnote (10) below and the Master Trust, no member of the Group is required to consult with any other member of the Group with respect to the voting or disposition of any shares of the Company. Assuming the conversion of Class B Stock beneficially owned by the Group into Class A Stock, the Group would beneficially own 27,494,160 shares of Class A Stock, representing 12.2% of the outstanding Class A Stock after such conversion. Of the shares of Class A Stock and Class B Stock held by the Group, 1,190,232 shares of Class A Stock and 5,405,893 shares of Class B Stock have been pledged under a credit facility with a financial institution by certain members of the Group as collateral for loans made to such members of the Group and certain other Sands-related entities. In the event of noncompliance with certain covenants under the credit facility, the financial institution has the right to sell the pledged shares subject to certain protections afforded to the pledgors.

(8)
The number of shares equals the number of shares of Class A Stock reported to be beneficially owned by FMR Corp. and Edward C. Johnson 3d (collectively, “FMR”) in its Schedule 13G (Amendment No. 4) dated February 14, 2006. The percentage of ownership reflected in the table is calculated on the basis of 199,922,154 shares of Class A Stock outstanding on May 31, 2006. The Schedule 13G (Amendment No. 4) indicates that of the 16,646,339 shares beneficially owned by FMR through its control of various entities, FMR has sole voting power with respect to 550,339 shares and sole dispositive power with respect to 16,646,339 shares. For further information pertaining to FMR, reference should be made to FMR’s Schedule 13G (Amendment No. 4) filed with the Securities and Exchange Commission. With respect to the information contained herein pertaining to shares of Class A Stock beneficially owned by FMR, the Company has relied solely on the information reported in FMR’s Schedule 13G (Amendment No. 4) and has not independently verified FMR’s beneficial ownership as of May 31, 2006.

(9)
The number of shares equals the number of shares of Class A Stock reported to be beneficially owned by Capital Research and Management Company (“CRMC”) in its Schedule 13G dated February 6, 2006. The percentage of ownership reflected in the table is calculated on the basis of 199,922,154 shares of Class A Stock outstanding on May 31, 2006. The Schedule 13G indicates that of the 10,034,000 shares beneficially owned by CRMC in its capacity as an investment advisor, CRMC has sole voting power with respect to 6,834,000 shares and has sole dispositive power with respect to 10,034,000 shares. For further information pertaining to CRMC, reference should be made to CRMC’s Schedule 13G filed with the Securities and Exchange Commission. With respect to the information contained herein pertaining to shares of Class A Stock beneficially owned by CRMC, the Company has relied solely on the information reported in CRMC’s Schedule 13G and has not independently verified CRMC’s beneficial ownership as of May 31, 2006.

(10)
The trust was created by Marvin Sands under the terms of an Irrevocable Trust Agreement dated November 18, 1987 (the “Trust”). The Trust is for the benefit of the present and future grandchildren of Marvin and Marilyn Sands. The Co-Trustees of the Trust are Richard Sands and Robert Sands. Unanimity of the Co-Trustees is required with respect to voting and disposing of Class B Stock owned by the Trust. The shares owned by the Trust are included in the number of shares beneficially owned by Richard Sands, Robert Sands and the Group. Assuming the conversion of Class B Stock beneficially owned by the Trust into Class A Stock, the Trust would beneficially own 4,050,000 shares of Class A Stock, representing 2.0% of the outstanding Class A Stock after such conversion.

EXECUTIVE COMPENSATION

Summary Compensation

The following table summarizes the annual and long-term compensation paid to the Company’s Chief Executive Officer and the other four most highly compensated executive officers (as determined at the end of the fiscal year ended February 28, 2006 (collectively, the “Named Executives”)) for the fiscal years ended February 28, 2006, February 28, 2005 and February 29, 2004.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards (2)
Name and Principal Position	Year	Salary	Bonus	Other Annual Compen- sation (1)	Securities Underlying Options (3)	All Other Compen- sation (4)
Richard Sands, Chairman of the Board and Chief Executive Officer	2006 2005 2004	$1,000,000 950,000 875,500	$1,228,817 1,154,250 868,715	$161,178 (5) 121,524 (5) 88,729 (5)	156,200 282,800 212,200	$83,357 77,620 64,514
Robert Sands, President and Chief Operating Officer	2006 2005 2004	$820,000 750,000 618,000	$1,006,944 911,250 613,211	$147,196 (6) 113,850 (6) -	128,000 231,800 167,600	$69,335 62,431 46,497
Stephen B. Millar, Chief Executive Officer, Constellation Wines (7)	2006 2005 2004	$690,715 652,834 553,703	$473,278 590,684 263,452	$74,753 (8) 54,934 (8) 98,796 (8)	64,800 141,400 431,212	$138,143 128,893 139,023
Alexander L. Berk, Chief Executive Officer, Constellation Beers and Spirits (9)	2006 2005 2004	$584,768 562,277 545,900	$493,310 630,200 610,731	- - -	53,800 84,600 81,000	$53,310 52,267 50,352
Thomas S. Summer, Executive Vice President and Chief Financial Officer	2006 2005 2004	$441,334 424,360 412,000	$325,463 412,478 327,046	- - -	40,600 103,800 123,000	$40,291 37,778 32,997
_________________________

(1)
None of the Named Executives, other than as indicated, received any individual perquisites or other personal benefits exceeding the lesser of $50,000 or 10% of the total salary and bonus reported for such executive officer during the periods covered by the Summary Compensation Table.

(2)	None of the Named Executives received any restricted stock awards or any pay-outs under long-term incentive plans during the periods covered by the Summary Compensation Table.

(3)	The securities consist of shares of Class A Stock underlying stock options.

(4)	Amounts reported for 2006 consist of:

•	Company 401(k) contributions under the Company’s 401(k) and Profit Sharing Plan: Richard Sands $6,531; Robert Sands $6,381; Alexander Berk $6,412; and Thomas Summer $6,378.

•	Company profit sharing contributions under the Company’s 401(k) and Profit Sharing Plan: Richard Sands $16,149; Robert Sands $16,149; Alexander Berk $16,842; and Thomas Summer $16,149.

•	Company contributions under the Company’s 2005 Supplemental Executive Retirement Plan: Richard Sands $60,677; Robert Sands $46,805; Alexander Berk $30,056; and Thomas Summer $17,764.

•	Company contributions to the Superannuation Plan for Stephen Millar: $138,143.

(5)	The amounts shown include $152,509 in 2006, $114,324 in 2005 and $83,959 in 2004 for use of the corporate aircraft.

(6)	The amounts shown include $135,047 in 2006 and $105,564 in 2005 for use of the corporate aircraft. No amount is shown for use of the corporate aircraft in 2004.

(7)
Mr. Millar joined the Company in April 2003 with the acquisition of BRL Hardy Limited (now known as Hardy Wine Company Limited) at which time he became an executive officer of the Company. Mr. Millar remains an employee of Hardy Wine Company Limited, even following his retirement on February 28, 2006, from the position Chief Executive Officer, Constellation Wines. The reported information for 2004 is the amount paid to him during the portion of the 2004 fiscal year that he was an executive officer of the Company. As Mr. Millar remained an executive officer through the end of the Company’s 2006 fiscal year, the reported information for 2006 is the amount paid to him during the entire 2006 fiscal year. Mr. Millar is paid in Australian dollars. The amounts appearing in the table and footnotes are converted into United States dollars using the weighted average exchange rate for the indicated fiscal year. Specifically, amounts were converted to US dollars from Australian dollars at the weighted average exchange rate of 0.7513 for 2006, the weighted average exchange rate of 0.7385 for 2005 and the weighted average exchange rate of 0.7057 for 2004.

(8)	The amounts shown include use of a motor vehicle in the amount of $60,399 in 2006, $42,301 in 2005 and $29,826 in 2004, and air transportation services in the amount of $55,184 in 2004.

(9)	Mr. Berk is employed by Barton Incorporated, a wholly-owned subsidiary of the Company. Mr. Berk is also President and Chief Executive Officer of Barton Incorporated.

Stock Options

The following table contains information concerning stock option grants to the Named Executives during the fiscal year ended February 28, 2006. No stock appreciation rights (“SARs”) were granted to any of the Named Executives in that year. The columns labeled “Potential Realizable Value” are based on hypothetical 5% and 10% growth assumptions, as required by the Securities and Exchange Commission. The Company cannot predict the actual growth rate of its Common Stock.

Option Grants In Last Fiscal Year

Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options Granted (1)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh) (2)	Expiration Date
					5%	10%
Richard Sands	156,200 (3)	4.0%	$ 27.235	04/07/15	$ 2,675,385	$ 6,779,951
Robert Sands	128,000 (3)	3.2%	$ 27.235	04/07/15	$ 2,192,377	$ 5,555,914
Stephen B. Millar	64,800 (3)	1.6%	$ 27.235	04/07/15	$ 1,109,891	$ 2,812,681
Alexander L. Berk	53,800 (3)	1.4%	$ 27.235	04/07/15	$ 921,483	$ 2,335,220
Thomas S. Summer	40,600 (3)	1.0%	$ 27.235	04/07/15	$ 695,395	$ 1,762,266
__________________

(1)
The securities consist of shares of Class A Stock underlying non-qualified stock options that were granted pursuant to the Company’s Long-Term Stock Incentive Plan, as amended (the “LTSIP”). The stock options were granted for terms of no greater than 10 years, subject to earlier termination upon the occurrence of certain events related to termination of employment. Under the LTSIP, the vesting of stock options accelerates in the event of a change of control, as defined in the LTSIP.

(2)	The exercise price per share of each option is equal to the closing market price of a share of Class A Stock on the date of grant.
(3)
This option is 100% vested and fully exercisable as a result of action taken by the Board of Directors to accelerate, effective February 16, 2006, all stock options with a market condition performance accelerator based on the price of the Company’s Class A Stock (“PASOs”). As more fully discussed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on February 23, 2006, the Board of Directors, on February 16, 2006, approved the acceleration of the vesting of certain unvested options to purchase shares of the Company’s Class A Stock previously granted to the employees, including its executive officers, under the Company’s LTSIP and the Company’s Incentive Stock Option Plan. The acceleration of vesting was effective for (i) all unvested PASOs outstanding on February 16, 2006 and (ii) certain unvested options that do not contain a market condition performance accelerator (“non-PASOs”), including those non-PASOs held by Mr. Millar. The purpose of the vesting acceleration of the PASOs was to enable the Company to prevent potential earnings volatility that can be caused by an unpredictable market condition performance accelerator. The acceleration of PASOs and non-PASOs also resulted in compensation expense not being recorded in the Company’s income statements for future periods with respect to such options. All of Mr. Millar’s non-PASO options were accelerated in connection with his retirement as Chief Executive Officer, Constellation Wines. The Stock Ownership of Management Table appearing at page 19 of this Proxy Statement also reflects these accelerations.

The following table sets forth information regarding: (i) shares acquired and the value realized upon the exercise of stock options by the Named Executives during the fiscal year ended February 28, 2006; and (ii) the number and value of exercisable and unexercisable stock options held by the Named Executives as of February 28, 2006. There are no outstanding SARs.

Aggregated Option Exercises In Last Fiscal Year
And Fiscal Year-End Option Values

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at FY-End (1)		Value of Unexercised In-the-Money Options at FY-End (2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Richard Sands	633,600	$ 13,925,239	1,686,000	30,000	$ 25,923,350	$ 437,700
Robert Sands	593,600	$ 13,235,983	1,476,600	30,000	$ 23,264,182	$ 437,700
Stephen B. Millar	50,000	$ 786,295	537,412	-	$ 5,855,535	-
Alexander L. Berk	-	-	632,680	-	$ 9,694,992	-
Thomas S. Summer	325,440	$ 6,768,976	337,400	30,000	$ 3,715,333	$ 437,700
________________________

(1)	The securities consist of shares of Class A Stock underlying stock options that were granted pursuant to Company plans that were approved by its stockholders.

(2)
The indicated dollar values are calculated by determining the difference between the closing price of the Class A Stock on the New York Stock Exchange at the end of fiscal 2006 and the exercise price of each indicated option.

Hardy Wine Company Superannuation Plan

Mr. Millar participates in the defined benefit component of the Hardy Wine Company (“Hardy”) Superannuation Plan (the “Hardy Plan”), which provides for a lump sum payment to him upon his retirement from Hardy. This benefit will be an amount equal to twenty percent of (i) Mr. Millar’s average salary (salary being the same for purposes of the Hardy Plan as that which appears in the Summary Compensation Table above) for his three final years of employment prior to retirement (“final average salary”), multiplied by (ii) Mr. Millar’s years of service with Hardy. As of February 28, 2006, Mr. Millar was credited with 15 years of service for purposes of the Hardy Plan. Based on service through February 28, 2006, the Company estimates that the amount of the benefit to which Mr. Millar would be entitled if he had then retired would be AUD$2,529,828. Mr. Millar has announced that he will retire from the Company effective February 9, 2007 and the Company estimates that his final average salary for purposes of calculating his benefit amount will be AUD$907,753. Such amounts are not subject to deduction or offset for any other private or public retirement benefit to which Mr. Millar is entitled. As Mr. Millar will be age 63 at the date of his announced retirement, the Company estimates that his retirement benefit under the Hardy Plan will be AUD$2,762,354. If converted into United States dollars using the weighted average exchange rate for the 2006 fiscal year, these amounts would be, respectively, $1,900,660 and $681,995 and $2,075,357.

Report with Respect to Executive Compensation

The following report is required by the Securities and Exchange Commission’s executive compensation rules in order to standardize the reporting of executive compensation by public companies. This information shall not be deemed incorporated by reference in any filing under the federal securities laws by virtue of any general incorporation of this Proxy Statement by reference and shall not otherwise be treated as filed under the securities laws.

General

The Human Resources Committee of the Board of Directors administers the Company’s executive compensation program. The Human Resources Committee is composed of Jeananne Hauswald, Thomas McDermott and Paul Smith, each of whom is an independent, non-management director. Management personnel within the Company’s Human Resources Department support the Human Resources Committee in its work. In addition, the Human Resources Committee has the authority under its Charter to retain external consultants to assist in the evaluation of Chief Executive Officer or senior executive officer compensation. In accordance with this authority, the Human Resources Committee has engaged Mercer Human Resource Consulting, Inc. as a consultant to assist the Committee in its review and analysis of executive compensation data and to advise the Human Resources Committee on matters relating to Chief Executive Officer and other executive officer compensation. A company affiliated with Mercer Human Resource Consulting, Inc. provides administration and recordkeeping services to the Company’s 401(k) and Profit Sharing Plan.

The objectives of the Company’s executive compensation program are to (i) be competitive with the pay practices of other companies of comparable size and status, including those in the beverage alcohol industry, and (ii) attract, motivate and retain key executives who are vital to the long-term success of the Company. As discussed in detail below, the Company’s executive compensation program consists of both fixed (base salary) and variable, incentive-based compensation elements. These elements are designed to operate together to comprise performance-based annual cash compensation and stock-based compensation which align the interests of the Company’s executives with the interests of its stockholders.

Executive incentive compensation is determined in light of the Company’s performance during the fiscal year and takes into account compensation data of comparable companies. Specifically considered in fiscal 2006 with respect to annual management incentives was the Company’s operating income for fiscal 2006, adjusted for certain items, as compared to that set forth in its fiscal 2006 operating plan.

Base Salary

With respect to annual compensation, the fundamental objective in setting base salary levels for the Company’s senior management is to pay competitive rates to attract and retain high quality, competent executives. Competitive pay levels are determined based upon input of compensation consultants, independent industry surveys, proxy disclosures, salaries paid to attract new managers and past experience. The Human Resources Committee reviews data generated by Mercer Human Resource Consulting, Inc., a consultant to the Human Resources Committee, for competitive analyses. Base salary levels are determined based upon factors such as individual performance (e.g., leadership, level of responsibility, management skills and industry activities), Company performance and competitive pay data.

Annual Management Incentives

In addition to their base salary, the Company’s executives have the opportunity to earn an annual cash bonus under the Company’s Annual Management Incentive Plan. The annual bonus for executive officers, including the Chief Executive Officer, for fiscal 2006 was based on three variables: the participant’s management position, salary and achieved Company performance for the plan year. Performance targets were based on operating income, using the first-in, first-out method of accounting for inventory valuation before adjustments are made for reserves. Awards were based on a percentage of base salary, with target awards ranging from 60% to 100% of base salaries for executive officers. The purpose of the annual bonus is to motivate and provide an incentive to management to achieve specific business objectives and initiatives as set forth in the Company’s annual operating plan and budget. Because the financial performance of the Company met or exceeded the established targeted goals, actual bonuses paid to executive officers exceeded the target awards. For fiscal 2006, annual cash bonuses were awarded to each of the Named Executives in the amounts indicated in the Summary Compensation Table.

Future cash bonuses for the participating executives will be determined by the Human Resources Committee pursuant to, or in a manner similar to that contemplated by, the Company’s Annual Management Incentive Plan. Pursuant to that Plan, the Committee would award cash bonuses to the participating executives in the event that the Company attains one or more pre-set performance targets.

Stock Options, SARs and Restricted Stock

In connection with the executive compensation program, long-term incentive awards in the form of, among others, stock options, stock appreciation rights and restricted stock are available for grant under the Company’s Long-Term Stock Incentive Plan and Incentive Stock Option Plan. Awards have been primarily in the form of non-qualified stock options granted under the Company’s Long-Term Stock Incentive Plan. These arrangements balance the annual operating objectives of the annual cash incentive plan with the Company’s longer-term stockholder value building strategies. The Human Resources Committee and the Board of Directors grant these stock-based incentive awards from time to time for the purpose of attracting and retaining key executives, motivating them to attain the Company’s long-range financial objectives, and closely aligning their financial interests with long-term stockholder interests and share value.

The Company believes that through the use of stock options, executives’ interests are directly tied to enhanced stockholder value. The Human Resources Committee of the Board (as well as the full Board) has the flexibility of awarding non-qualified stock options, restricted stock, stock appreciation rights and other stock-based awards under the Company’s Long-Term Stock Incentive Plan and incentive stock options under the Company’s Incentive Stock Option Plan. This flexibility enables the Company to fine-tune its grants in order to maximize the alignment of the interests of the stockholders and management.

During fiscal 2006, the Human Resources Committee awarded non-qualified options to all executive officers, including the Company’s Chief Executive Officer, taking into account relevant market survey data, their position with the Company and the financial performance of the Company. In recognition of the efforts expected in connection with the consummation of a significant acquisition by the Company, in April 2006 the Human Resources Committee awarded additional non-qualified options to six (6) executive officers, including the Company’s Chief Executive Officer. The exercise price of the stock options awarded was equal to the market value of the underlying shares on the date of grant, and these options will not vest unless the acquisition is consummated within a specific timeframe. Accordingly, the value of the award depends solely upon future growth in the share value of the Company’s Class A Stock.

Compensation of Chief Executive Officer

For fiscal 2006, the compensation of Richard Sands, the Company’s Chief Executive Officer, was based on a variety of factors, as noted above. In this regard, the Human Resources Committee considered the Company’s performance, as well as Mr. Sands’ individual performance. In addition, the compensation packages of chief executive officers of certain comparable companies selected by Mercer Human Resource Consulting, Inc. were considered. Also taken into account was the Company’s current executive salary and compensation structure.

Richard Sands’ base salary is believed to be in line with salaries of executives of similar companies and chief executive officers with similar responsibilities. Pursuant to the Company’s Annual Management Incentive Plan, Mr. Sands’ annual cash incentive attributable to fiscal 2006 was a percentage of his base salary based upon the Company’s fiscal 2006 operating income (using the first-in, first-out method of accounting for inventory valuation before adjustments are made for reserves), as compared to that set forth in the Company’s fiscal 2006 operating plan. The range for Mr. Sands’ cash incentive award, from threshold, target and maximum (25%, 100% and 200%, respectively), was comparable to industry compensation survey data for executives in Richard Sands’ position. For the fiscal year ended February 28, 2006, Richard Sands received a bonus of $1,228,817, which is equal to 123.0% of his salary. As noted elsewhere in this Proxy Statement, during fiscal 2006, Mr. Sands also received stock options to purchase up to 156,200 shares of Class A Stock of the Company.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code provides that certain compensation in excess of $1 million per year paid to a company’s chief executive officer and four other most highly paid executive officers may not be deductible by the company unless it qualifies as performance-based compensation. The Human Resources Committee recognizes the benefits of structuring executive compensation so that Section 162(m) does not limit the Company’s tax deductions for such compensation, and the Company’s Long-Term Stock Incentive Plan, Incentive Stock Option Plan and Annual Management Incentive Plan have been designed so that the Human Resources Committee may award performance-based compensation that is not subject to the limits imposed by Section 162(m). Under certain circumstances, the Human Resources Committee may decide to award executive compensation in an amount and form that is not deductible under Section 162(m).

The foregoing report is given by the members of the Human Resources Committee.

Human Resources Committee

Thomas C. McDermott (Chair)
Jeananne K. Hauswald
Paul L. Smith

Compensation Committee Interlocks and Insider Participation

As described above, during fiscal 2006, Jeananne Hauswald, Thomas McDermott and Paul Smith served as members of the Human Resources Committee of the Company’s Board of Directors. None of these individuals are or have ever been officers or employees of the Company.

Stock Price Performance Graph

Set forth below is a line graph comparing, for the fiscal years ended the last day of February 2002, 2003, 2004, 2005 and 2006, the cumulative total stockholder return of the Company’s Class A Stock and Class B Stock, with the cumulative total return of the S&P MidCap 400 Index, the S&P 500 Index and a peer group index comprised of companies in the beverage industry (the “Selected Peer Group Index”) (see footnote (1) to the graph). The graph assumes the investment of $100.00 on February 28, 2001 in the Company’s Class A Stock, the Company’s Class B Stock, the S&P MidCap 400 Index, the S&P 500 Index and the Selected Peer Group Index, and also assumes the reinvestment of all dividends. The comparison to the S&P MidCap 400 Index is provided for transitional purposes as the Company was included in that index until it was added to the S&P 500 Index of companies in July 2005.

Comparison of Five Year Cumulative Total Return

	2001	2002	2003	2004	2005	2006
STZ	$100.00	$170.24	$154.30	$198.59	$335.35	$330.02
STZ.B	100.00	166.69	153.13	198.13	339.44	325.00
S & P MidCap 400 Index	100.00	102.70	83.54	125.07	140.25	164.58
S & P 500 Index	100.00	90.49	69.96	96.92	103.68	112.38
Peer Group Index	100.00	102.33	87.05	119.09	115.83	123.91

___________________________

1 The Selected Peer Group Index is weighted according to the respective issuer's stock market capitalization and is comprised of the following companies: Anheuser-Busch Companies, Inc.; The Boston Beer Company, Inc.; Brown-Forman Corporation (Class A and Class B Shares); Cadbury Schweppes plc; Coca-Cola Bottling Co. Consolidated; The Coca-Cola Company; Coca-Cola Enterprises Inc.; Diageo plc; LVMH Moet Hennessy Louis Vuitton; Molson Coors Brewing Company (Class B Shares); PepsiCo, Inc.; and PepsiAmericas, Inc.

There can be no assurance that the Company’s stock performance will continue into the future with the same or similar trends depicted by the graph above. The Company neither makes nor endorses any predictions as to future stock performance.

The Stock Price Performance Graph set forth above shall not be deemed incorporated by reference in any filing under the federal securities laws by virtue of any general incorporation of this Proxy Statement by reference and shall not otherwise be treated as filed under the securities laws.

Certain Relationships and Related Transactions

Alexander Berk and Barton Incorporated (“Barton”), a wholly-owned subsidiary of the Company, are parties to an employment agreement dated as of September 1, 1990, as amended on November 11, 1996 and October 20, 1998, that provides for Mr. Berk’s compensation and sets forth the terms and conditions of Mr. Berk’s employment with Barton. Under his employment agreement, Mr. Berk serves as the President and Chief Executive Officer of Barton and, by virtue of his current responsibilities with Barton and his designation by the Company as Chief Executive Officer, Constellation Beers and Spirits, he is deemed an executive officer of the Company. While the initial term of the employment agreement expired on February 28, 2001, in accordance with the agreement, the term is automatically extended for one-year periods unless either Mr. Berk or Barton notifies the other that such party does not wish to extend it. The agreement will terminate prior to the expiration of the current term (i) upon Mr. Berk’s death or Retirement, (ii) at Barton’s election, for Cause or upon Mr. Berk’s Complete Disability, and (iii) at Mr. Berk’s election, for Good Reason (all as set forth in the agreement). If Barton decides not to extend the term of the agreement, or if the agreement terminates by reason of Mr. Berk’s death, Complete Disability, or Retirement, or for Good Reason, Barton is obligated to pay to Mr. Berk a post-termination benefit equal to 100% of his then current base salary plus the amount of the bonus paid to him for the immediately preceding fiscal year. If Mr. Berk decides not to extend the term of the agreement, then Barton is obligated to pay to Mr. Berk a post-termination benefit equal to one-half of the foregoing amount. In the event that Mr. Berk’s employment is terminated for Good Reason, or is terminated by Barton for reasons other than death, Complete Disability, Cause, or Barton’s decision not to extend the term of the agreement, then Mr. Berk is entitled to be paid (i) if the applicable conditions are satisfied, a supplementary post-termination benefit equal to what he otherwise would have been entitled to receive as his share of Barton’s contribution to its profit-sharing and retirement plan for the fiscal year in which such termination occurs and (ii) an amount equal to the product of his then current base salary multiplied by the number of years remaining in the then current term of the agreement. Post-termination benefits are payable to Mr. Berk in a lump sum as soon as practicable after his employment terminates, except that any supplementary post-termination benefit is payable promptly after Barton’s contribution to the retirement plan. The agreement requires Mr. Berk to keep certain information with respect to the Company confidential during and after his employment with the Company.

Stephen Millar and BRL Hardy Limited (now known as Hardy Wine Company Limited) had entered into an Memorandum of Agreement (Service Contract) dated as of June 11, 1996 (the “Service Contract”) that provides for Mr. Millar’s compensation and sets forth terms and conditions of his employment with BRL Hardy Limited. Mr. Millar and BRL Hardy Limited also entered into a Non-Competition Agreement effective April 4, 2003. Effective April 8, 2003, BRL Hardy Limited became a wholly-owned subsidiary of the Company and is now known as Hardy Wine Company Limited (“Hardy”). Mr. Millar and the Company entered into a letter agreement under which Mr. Millar served as the Chief Executive Officer, Constellation Wines and by virtue of these responsibilities, he was deemed an executive officer of the Company. The letter agreement provided for certain of Mr. Millar’s compensation arrangements and provided for additional terms and conditions of his employment. Those provisions of the 1996 Service Contract not inconsistent with the letter agreement continued. Pursuant to the Service Contract, Mr. Millar may receive a remuneration entitlement consisting of his annual salary and benefits package in the event his position becomes redundant, including redundancy associated with a change in control of Hardy. The Service Contract requires Mr. Millar to keep certain information with respect to Hardy confidential during and after his employment, and the Non-Competition Agreement restrains Mr. Millar from engaging in certain activities in competition with the Company for a period of twelve (12) months following termination of his employment. In February 2006, the Company and Mr. Millar entered into an Agreement whereby Mr. Millar ceased to hold the position of Chief Executive Officer, Constellation Wines at the conclusion of the Company’s fiscal year on February 28, 2006, while still retaining a non-executive employment relationship with the Company until February 9, 2007, consistent with the terms and conditions of the 1996 Service Contract. Upon termination of Mr. Millar’s Service Contract on February 9, 2007, he will be paid in accordance with its terms, including a termination payment in the aggregate amount of AUD$3,681,984, together with an additional bonus in the amount of US$100,000 in recognition of his contributions to the Company. He will also be entitled to retirement benefits under the Hardy Wine Company Superannuation Plan in accordance with the terms of that Plan.

Under the terms of a letter agreement between the Company and Thomas Summer, Executive Vice President and Chief Financial Officer of the Company, if Mr. Summer’s employment is terminated without cause or if he voluntarily resigns within thirty (30) days after a demotion or a material diminishment in his responsibilities, in either case without cause, or if there is a change in control of the Company, he will be entitled to receive severance compensation equal to his then current base compensation for a period of twelve (12) months.

By an Agreement dated December 20, 1990, the Company entered into a split-dollar insurance agreement with a trust established by Marvin Sands of which Robert Sands is the trustee. Pursuant to the Agreement, in prior years the Company has paid the annual premium on an insurance policy (the “Policy”) held in the trust, and the trust has reimbursed the Company for the portion of the premium equal to the “economic benefit” to Marvin and/or Marilyn Sands, calculated in accordance with the United States Treasury Department rules then in effect. The Policy is a joint life policy payable upon the death of Marilyn Sands, as the survivor of the two insureds, with a face value of $5 million. Pursuant to the terms of the trust, Richard Sands, Robert Sands (in his individual capacity) and the children of Laurie Sands (the deceased sister of Richard and Robert Sands) will each receive one-third of the proceeds of the Policy (after the repayment of the indebtedness to the Company out of such proceeds as described below), if they survive Marilyn Sands. While the Company made no premium payment on behalf of the trust in fiscal 2006, from the inception of the agreement through the end of fiscal 2006, the Company has paid aggregate premiums, net of reimbursements, of $2,382,327. The aggregate amount of such unreimbursed premiums constitutes indebtedness from the trust to the Company and is secured by a collateral assignment of the Policy. Upon the termination of the Agreement, whether by the death of Marilyn Sands or earlier cancellation, the Company is entitled to be repaid by the trust the amount of such indebtedness.

Richard Sands, Robert Sands and other members of the Sands family beneficially own various entities, through which, among other activities, they own and operate the Inn on the Lake in Canandaigua, New York (the “Inn”). The Inn is frequently used by the Company for Company functions and for its out-of-town employees visiting the Company on business. During the last fiscal year, the Company paid the operator of the Inn approximately $58,713 (exclusive of employee reimbursed expenses).

Richard Sands is Chief Executive Officer and a director of Friends of the Finger Lakes Performing Arts Center, Inc., a registered New York charity located in Canandaigua, New York to which Constellation Brands, Inc. has pledged the amount of $1.5 million, payable over fifteen (15) years in exchange for naming rights for the performing arts center. The Company has selected the name “The Constellation Brands - Marvin Sands Performing Arts Center.” Marvin Sands was the

founder of the Company. Robert Sands is also a director of that entity. Additionally, Robert Sands is President and a director of The New York State Wine and Culinary Center, Inc., which is also a registered New York charity located in Canandaigua, New York, to which the Company has provided financial support that includes a donation of land valued at approximately $650,000.
James A. Locke III, a director of the Company, is a partner in the law firm of Nixon Peabody LLP, Rochester, New York, the Company’s principal outside counsel.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission reports of ownership and changes in ownership of the Company’s Class A Stock and Class B Stock. Executive officers, directors and greater than 10% stockholders are required to furnish the Company with copies of all such reports they file. Based solely upon review of copies of such reports furnished to the Company and related information, the Company believes that all such filing requirements for fiscal 2006 were complied with in a timely fashion.

STOCK OWNERSHIP OF MANAGEMENT

The Board has established targets for the minimum amounts of the Company’s common stock that its non-management directors and its executive officers should beneficially own. These targets for stock ownership consider the length of a director’s tenure on the Board or an executive officer’s tenure as an executive officer of the Company, and individuals have five years in which to reach their targets. Ownership targets can be satisfied by the beneficial ownership of Class A Stock or Class B Stock, vested stock options, and/or Class A Stock underlying Constellation CDIs. The target for non-management directors is the beneficial ownership of two times the annual retainer, while the target for executive officers is based on each officer’s position in the organization and is a multiple of annual base salary. The Chairman and Chief Executive Officer has a stock ownership target of four (4) times his annual base salary. The President and Chief Operating Officer has a stock ownership target of three (3) times his annual base salary. Each of the other executive officers has a stock ownership target of two (2) times his annual base salary. All non-management directors and all executive officers of the Company have met their respective targets (based on the closing price of Class A Stock as of February 28, 2006) other than Mr. Fromberg who was elected to the Board in 2006.

The following table and notes thereto set forth, as of May 31, 2006, the beneficial ownership of Class A Stock and Class B Stock by the Company’s directors and nominees, the Named Executives, and all of the Company’s directors and current executive officers as a group. Additionally, as of May 31, 2006, none of such persons holds any interest in the Company’s 5.75% Mandatory Convertible Preferred Stock. This information is based on information furnished to the Company by or on behalf of each person concerned. Unless otherwise noted, the named individual has sole voting power and investment discretion with respect to the shares attributed to him or her and the percentages of ownership are calculated on the basis of 199,922,154 shares of Class A Stock and 23,845,338 shares of Class B Stock outstanding as of the close of business on May 31, 2006.

Stock Ownership of Management

Name of Beneficial Owner	Class A Stock (1)			Class B Stock
	Shares Beneficially Owned
	Outstanding Shares (2)	Shares Acquirable within 60 days by Exercise of Options (3)	Percent of Class Beneficially Owned	Shares Beneficially Owned	Percent of Class Beneficially Owned

Richard Sands	1,048,280 (4)	1,701,000 (4)	1.4% (4)	16,768,376 (4)	70.3%
Robert Sands	1,183,736 (4)	1,491,600 (4)	1.3% (4)	16,762,736 (4)	70.3%
Alexander L. Berk	46,286	632,680	*	-	*
Stephen B. Millar	21,846 (5)	537,412	*	-	*
Thomas S. Summer	59,337 (6)	352,400	*	-	*
Barry A. Fromberg	514	-	*	-	*
Jeananne K. Hauswald	6,936	46,727	*	-	*
James A. Locke III	19,760	58,727	* (7)	264	*
Thomas C. McDermott	11,368	90,727	*	-	*
Paul L. Smith	8,571	6,213	*	-	*
All Executive Officers and Directors as a Group (12 persons) (8)	1,813,838	5,588,892	3.6% (8)	22,671,232	95.0%
______________________
* Percentage does not exceed one percent (1%) of the outstanding shares of such class.

(1)
The shares and percentages of Class A Stock set forth in this table do not include (i) shares of Class A Stock that may be acquired within sixty (60) days by an employee under the Company’s Employee Stock Purchase Plan (because such number of shares is not presently determinable) and (ii) shares of Class A Stock that are issuable pursuant to the conversion feature of the Company’s Class B Stock, although such information is provided in a footnote where appropriate. For purposes of calculating the percentage of Class A Stock beneficially owned in the table and in the footnotes, additional shares of Class A Stock equal to the number of presently exercisable options and, as appropriate, the number of shares of Class B Stock owned by the named person or by the persons in the group of executive officers and directors are assumed to be outstanding only for that person or group of persons pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act.

(2)	Includes the number of shares of Class A Stock that underlie any holdings of CHESS Depositary Interests.

(3)
Reflects the number of shares of Class A Stock that can be purchased by exercising stock options that are exercisable on May 31, 2006 or become exercisable within sixty (60) days thereafter and also reflects the February 16, 2006 acceleration of vesting of (i) all unvested options outstanding on February 16, 2006 with a market condition performance accelerator based on the price of the Company’s Class A Stock (“PASOs”) and (ii) certain unvested options that do not contain a market condition performance accelerator (“non-PASOs”), including those non-PASOs held by Mr. Millar. Please see footnote three of the Option Grants in Last Fiscal Year Table appearing at page 10 of this Proxy Statement for a more detailed discussion of these accelerations.

(4)
Includes shares in which the named individual shares voting power or investment discretion. See tables and footnotes under the caption “Beneficial Ownership” for information with respect to such matters and for the number and percentage of shares of Class A Stock that would be owned assuming the conversion of Class B Stock into Class A Stock.

(5)
This amount includes 19,550 shares of Class A Stock that underlie the CHESS Depositary Interests held by Mr. Millar. Such amount does not include 29,122 shares of Class A Stock that underlie the CHESS Depositary Interests held by his spouse and for which Mr. Millar disclaims beneficial ownership.

(6)
Mr. Summer shares the power to vote and dispose of 36,302 shares with his spouse. Such number does not include 1,600 shares of Class A Stock that his spouse holds as a custodian and for which Mr. Summer disclaims beneficial ownership.

(7)
Assuming the conversion of Mr. Locke’s 264 shares of Class B Stock into Class A Stock, Mr. Locke would beneficially own 78,751 shares of Class A Stock, representing less than one percent (1%) of the outstanding Class A Stock after such conversion.

(8)
This group consists of the Company’s current executive officers and directors. Therefore, Mr. Millar, a former executive officer, is not included in this group. Assuming the conversion of a total of 22,671,232 shares of Class B Stock beneficially owned by the current executive officers and directors as a group into Class A Stock, this group would beneficially own 30,073,962 shares of Class A Stock, representing 13.2% of the outstanding Class A Stock after such conversion.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Director Nominees

The Board of Directors of the Company nominated seven (7) directors to be elected by the stockholders to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified. The nominees for election to the Board of Directors are Richard Sands, Robert Sands, Barry A. Fromberg, Jeananne K. Hauswald, James A. Locke III, Thomas C. McDermott and Paul L. Smith, all of whom currently serve as directors of the Company. Of the seven (7) nominees, Messrs. McDermott and Smith have been designated as the nominees to be elected by the holders of the Class A Stock, voting as a separate class. The remaining five (5) nominees are to be elected by the holders of the Class A Stock and the Class B Stock, voting as a single class.

Management does not anticipate that any of the nominees will become unavailable for any reason, but if that should occur before the Meeting, proxies will be voted FOR another nominee or nominees to be selected by the Board of Directors of the Company. The following paragraphs contain certain biographical information about the nominees. The reported age of each nominee is as of
June 7, 2006.

Barry A. Fromberg	Director since 2006
Mr. Fromberg, age 51, who is currently retired, had been Executive Vice President and Chief Financial Officer of Dean Foods Company, a food and beverage company, from 1998 until April 1, 2006. From 1995 to 1998, Mr. Fromberg served as Chairman and Chief Executive Officer of a subsidiary of Paging Network, Inc., a provider of wireless communications services, and from 1993 to 1995 he was Senior Vice President and Chief Financial Officer of Paging Network, Inc. He served as Executive Vice President and Chief Financial Officer of Simmons Communications, Inc., a cable television operator, from 1987 to 1993. He is a Certified Public Accountant.

Jeananne K. Hauswald	Director since 2000
Ms. Hauswald, age 62, has been a managing partner of Solo Management Group, LLC, a corporate finance and investment management consulting company, since September 1998. From 1987 to her retirement in 1998, Ms. Hauswald was employed by The Seagram Company Ltd., a beverage and entertainment/communications company, where she served in various positions, including Vice President Human Resources from 1990 to 1993 and Vice President and Treasurer from 1993 to 1998. Ms. Hauswald currently serves on the Board of Directors of Thomas & Betts Corporation.

James A. Locke III	Director since 1983
Mr. Locke, age 64, has been engaged in the practice of business and corporate law, including primarily, mergers and acquisitions, since 1971. He is, and has been since 1996, a partner with the law firm of Nixon Peabody LLP. He is located in the Rochester, New York office of the firm. Nixon Peabody LLP is the Company’s principal outside counsel. Prior to joining Nixon Peabody LLP, Mr. Locke practiced law in Rochester as a partner with another law firm.

Thomas C. McDermott	Director since 1997
Mr. McDermott, age 69, has been Chairman of GPM Associates, LLP (formerly, Forbes Products, LLC), a custom vinyl business products company, since January 1998. From 1994 to 1997, Mr. McDermott was President and Chief Executive Officer of Goulds Pumps, Incorporated, a centrifugal pumps company for industrial, domestic and agricultural markets, where he also was Chairman from 1995 to 1997. From 1986 to 1993, he was President and Chief Operating Officer of Bausch & Lomb Incorporated, a contact lens, lens-care and eyewear products company.

Richard Sands, Ph.D.	Director since 1982
Mr. Sands, age 55, is the Chairman of the Board and Chief Executive Officer of the Company. He has been employed by the Company in various capacities since 1979. He was elected Chief Executive Officer in October 1993 and has served as a Director since 1982. In September 1999, Mr. Sands was elected Chairman of the Board. He served as Executive Vice President from 1982 to May 1986, as President from May 1986 to December 2002 and as Chief Operating Officer from May 1986 to October 1993. He is the brother of Robert Sands.

Robert Sands	Director since 1990
Mr. Sands, age 47, is President and Chief Operating Officer of the Company. He was appointed to these positions in December 2002 and has served as a director since January 1990. He also served as Group President from April 2000 to December 2002, as Chief Executive Officer, International from December 1998 through April 2000, as Executive Vice President from October 1993 through April 2000, as General Counsel from June 1986 to May 2000, and as Vice President from June 1990 through October 1993. He is the brother of Richard Sands.

Paul L. Smith	Director since 1997
Mr. Smith, age 70, retired from Eastman Kodak Company in 1993 after working there for thirty-five years. Mr. Smith was employed in various positions at Eastman Kodak Company, the last of which was from 1983 to 1993, when he served as Senior Vice President and Chief Financial Officer. Also from 1983 to 1993, he served on the Board of Directors of Eastman Kodak Company. Mr. Smith served a term on the Financial Accounting Standards Advisory Council and currently serves on the Board of Directors of Home Properties, Inc.

See also information regarding James A. Locke III, Richard Sands and Robert Sands under the caption “Certain Relationships and Related Transactions.” For information with respect to the number of shares of the Company’s common stock beneficially owned by each of the above named director nominees, see the table and the footnotes thereto under the caption “Stock Ownership of Management.”

Director Compensation

The Company’s compensation program for members of the Board of Directors runs from the annual period beginning with the first meeting of the Board following the annual meeting of stockholders, unless otherwise changed by the Board of Directors. For the annual period beginning July 28, 2005, pursuant to that compensation program, the Company pays its non-management directors for their services as directors, partly in cash, partly in restricted stock, and partly in stock options. The cash component consists of (i) an annual retainer of $50,000, (ii) a Board meeting fee of $2,000 for each Board meeting attended (which includes regular, special and annual Board meetings and attendance in person or by conference telephone); (iii) a committee meeting fee of $1,500 per meeting for each committee meeting attended (including attendance by conference telephone); and (iv) an annual fee of $12,000 paid for the position of Chair of the Audit Committee and a fee of $9,000 paid for the position of Chair of each of the Human Resources Committee and the Corporate Governance Committee.

In addition to the cash payments, the compensation program anticipates that each non-management director will receive annually, if and as approved by the Board of Directors, an annual grant of non-qualified stock options and an annual restricted stock award. Subject to Board approval, the number of shares on an annual basis which may be subject to an option grant for each non-management director will not exceed the number obtained by dividing $70,000 by the closing price of the Company’s Class A shares on the date of the grant. Also subject to Board approval, the number of shares of restricted stock that will be awarded to each non-management director will be calculated by dividing the sum of $40,000 by the closing price of the Company’s Class A shares on the date of grant. During fiscal 2006, the Company awarded a stock option to purchase up to 2,503 shares of Class A Stock to each of the non-management directors who then served on the Board, at an exercise price of $27.96 per share and with an exercise period of January 28, 2006 through July 28, 2015. Consistent with this compensation program, during fiscal 2006, each of the non-management directors who then served on the Board also was granted 1,430 restricted shares of the Company’s Class A Stock. On the date of grant, the Company’s Class A Stock was valued at $27.96 per share. Subject to applicable provisions in the award document, the restricted stock will vest on July 28, 2006, or earlier in the event a director resigns on account of disability. As Barry A. Fromberg joined the Board in April 2006 to fill a vacancy, he also received compensation consistent with the foregoing, but with the amount of his annual retainer, annual option grant and restricted stock award prorated to the remaining portion of the unexpired term. Specifically, in addition to a pro-rated annual cash retainer, on April 4, 2006, Mr. Fromberg was awarded a stock option to purchase up to 901 shares of Class A Stock at an exercise price of $25.89 per share and with an exercise period of October 4, 2006 through April 4, 2016, and also was granted 514 restricted shares of the Company’s Class A Stock. On the April 4, 2006 date of grant, the Company’s Class A Stock was valued at $25.89 per share. Subject to applicable provisions in the award document, the restricted stock will vest on April 4, 2007.

The Company also reimburses its directors for reasonable expenses incurred in connection with attending meetings of the Board of Directors and committees of the Board of Directors, and directors also receive complimentary Company products. The Company’s current non-management directors are Barry A. Fromberg, Jeananne K. Hauswald, James A. Locke III, Thomas C. McDermott and Paul L. Smith. The remaining two directors, Richard Sands and Robert Sands, who are also employees of the Company, receive no additional compensation for serving as directors. The Board of Directors is expected to consider director compensation at a future Board meeting, at which time the compensation paid to directors may be modified.

The Board of Directors and Committees of the Board

On December 19, 2003, the Board of Directors adopted revised Board of Directors’ Corporate Governance Guidelines containing categorical standards for determining director independence. These were most recently revised on October 6, 2005. The Board of Directors’ Corporate Governance Guidelines are available on the Company’s website at www.cbrands.com under Investors/Corporate Governance and an excerpt containing the categorical standards is appended to this Proxy Statement. The Board of Directors has affirmatively determined that each current member of the Board, other than Richard Sands and Robert Sands, meets the categorical standards set by the Board to qualify as an independent director. Therefore, a majority of the members of the current Board of Directors are independent. The Board of Directors of the Company held ten (10) meetings during the Company’s fiscal year ended February 28, 2006. In addition, the non-management members of the Board of Directors, all of whom are independent, meet periodically in regularly scheduled sessions without management. The non-management directors select a Lead Director. In accordance with the Board of Directors’ Corporate Governance Guidelines, Jeananne Hauswald presides at these meetings in her capacity as Lead Director. Stockholders or other interested parties may arrange to communicate directly with the directors, the Lead Director or the non-management directors as a group by writing to them in the care of the Company at 370 Woodcliff Drive, Suite 300, Fairport, New York 14450. The Company will forward all such communications (other than unsolicited advertising materials).

Committees of the Board include a standing Audit Committee, Corporate Governance Committee and Human Resources Committee. During fiscal 2006, each of the incumbent directors who were directors during that period and during his or her period of service, attended at least 75% of the total number of meetings held by the Board and each committee of the Board on which he or she served. The Company’s directors are encouraged to attend the Company’s Annual Meeting and all directors attended the Company’s 2005 Annual Meeting of Stockholders, except Mr. Fromberg who was not at that time a member of the Board of Directors.

Audit Committee. The Audit Committee is a standing committee currently composed of Paul L. Smith (Chair), Barry A. Fromberg, Jeananne K. Hauswald and Thomas C. McDermott, each of whom the Board of Directors has determined is an audit committee financial expert. Additionally, each is independent in accordance with the definition in the New York Stock Exchange’s listing standards, the requirements of the Securities and Exchange Commission and the Categorical Standards of Independence contained within the Company’s Board of Directors’ Corporate Governance Guidelines and none of whom simultaneously serve on the audit committees of more than two publicly registered companies. The Audit Committee operates under a written charter that was approved by the Company’s Board of Directors and which is appended to this Proxy Statement, and is also available on the Company’s website at www.cbrands.com under Investors/Corporate Governance. This Committee performs the Board of Directors’ oversight responsibilities as they relate to the Company’s accounting policies, internal controls and financial reporting practices. In addition, this Committee maintains a line of communication between the Board of Directors and the Company’s financial management, internal auditors and independent accountants. The Audit Committee held eight (8) meetings during fiscal 2006.

Corporate Governance Committee. The Corporate Governance Committee is a standing committee currently composed of James A. Locke III (Chair), Jeananne K. Hauswald, Thomas C. McDermott and Paul L. Smith, each of whom is independent in accordance with the definition in the New York Stock Exchange’s listing standards and the Categorical Standards of Independence contained within the Company’s Board of Directors’ Corporate Governance Guidelines. This committee functions as the nominating committee of the Board of Directors and operates under a written charter that was approved by the Company’s Board of Directors. The Corporate Governance Committee Charter is available on the Company’s website at www.cbrands.com under Investors/Corporate Governance. The

Corporate Governance Committee identifies individuals qualified to become Board members, consistent with criteria and qualifications for membership approved by the Board and selects, or recommends that the Board select, director nominees for the annual meetings of stockholders. The Corporate Governance Committee advises the Board concerning the appropriate composition of the Board and its committees, develops and recommends to the Board the corporate governance guidelines applicable to the Company, and advises the Board regarding appropriate corporate governance practices and assists the Board in achieving them. Among other matters, this Committee also makes recommendations to the Board with respect to an officer to be designated as Chief Executive Officer and a director to serve as Chairman of the Board. In addition, this Committee recommends to the Board compensation for directors who are neither present nor former full-time officers of the Company. This Committee held three (3) meetings during fiscal 2006.

   The Corporate Governance Committee identifies potential director candidates from any outside advisors it may retain, as well as from other members of the Board, executive officers and other contacts. The Corporate Governance Committee engaged the services of an independent third-party search firm in order to assist the Corporate Governance Committee in identifying and evaluating potential director candidates who will bring to the Board specific skill sets as established by the Corporate Governance Committee. As a result of this process, Barry A. Fromberg was identified as a potential candidate for nomination to the Board and was subsequently elected.

The Corporate Governance Committee will consider nominations by stockholders of the Company. Those nominations must include sufficient biographical information so that the Committee can appropriately assess the proposed nominee’s background and qualifications. In its assessment of potential candidates, the Corporate Governance Committee will review the candidate’s character, wisdom, acumen, business experiences and understanding of the Company’s business environment, and ability to devote the time and effort necessary to fulfill his or her responsibilities, all in the context of the perceived needs of the Board at that time.

To be considered for nomination at the 2007 Annual Meeting of Stockholders, stockholder submissions for nomination should be received in writing at the Company’s offices, to the attention of the Corporate Secretary, Constellation Brands, Inc., 370 Woodcliff Drive, Suite 300, Fairport, New York 14450, no later than February 7, 2007. Stockholder recommendations made in accordance with these procedures will receive the same consideration and be evaluated in the same manner as other potential nominees.

Human Resources Committee. The Human Resources Committee is a standing committee currently composed of Thomas C. McDermott (Chair), Jeananne K. Hauswald and Paul L. Smith, each of whom is independent in accordance with the definition in the New York Stock Exchange’s listing standards and the Categorical Standards of Independence contained within the Company’s Board of Directors’ Corporate Governance Guidelines. This committee functions as the compensation committee of the Board of Directors and operates under a written charter that was approved by the Company’s Board of Directors. The Human Resources Committee Charter is available on the Company’s website at www.cbrands.com under Investors/Corporate Governance. The Human Resources Committee fulfills the Board of Directors’ responsibilities relating to the compensation of the Company’s executives, including the Chief Executive Officer. Additionally, the Human Resources Committee monitors, among other matters: human resources policies and procedures as they relate to the goals and objectives of the Company and good management practices; the Company’s material policies and procedures which relate to compliance with pertinent human resources laws and regulations, the human resources aspects of the ethical conduct of the business and the management of human resources capital; and procedures and internal controls that relate to personnel administration, pay practices and benefits administration. The Human Resources Committee is responsible for reviewing total executive compensation in relation to individual executive performance, Company performance, salary information and other parameters deemed reasonable in the assignment of executive compensation levels. This Committee also reviews and approves executive benefits and perquisites and reviews performance systems, including reward programs. The Human Resources Committee is responsible for evaluating the performance of the Chief Executive Officer and approves his salary, as well as the salaries of other executives. This Committee also presently administers the Company’s Long-Term Stock Incentive Plan, Incentive Stock Option Plan, Annual Management Incentive Plan, 1989 Employee Stock Purchase Plan and U.K. Sharesave Scheme, and reviews succession planning for the Company and other important human resources issues. The Human Resources Committee held four (4) meetings during fiscal 2006.

Audit Committee Report

The following report shall not be deemed incorporated by reference in any filing under the federal securities laws by virtue of any general incorporation of this Proxy Statement by reference and shall not otherwise be treated as filed under the securities laws.

The Audit Committee of the Board of Directors provides oversight to the Company’s financial reporting process through periodic meetings with the Company’s independent public accountants, internal auditors and management. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The independent public accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. They are also responsible for issuing a report on the effectiveness of the Company’s internal control over financial reporting and management’s assessment of the internal control over financial reporting. The Committee, in carrying out its role, relies on the Company’s senior management and its independent public accountants.

In connection with the preparation and filing of the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2006, the Audit Committee met, reviewed and discussed with the Company’s management and with KPMG LLP, the Company’s independent public accountants, the audited financial statements of the Company and related disclosures, and the assessment of the adequacy and effectiveness of the Company’s internal control over financial reporting. Also, the Committee discussed with KPMG LLP, with respect to the fiscal year ended February 28, 2006, the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61, as amended by SAS 89 and SAS 90 (Codification of Statements on Auditing Standards, AU § 380).

In addition, the Committee received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with KPMG LLP the independence of that firm as the Company’s independent public accountants.

Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2006 for filing with the Securities and Exchange Commission.

The Audit Committee has adopted a policy for the pre-approval of audit and non-audit services that may be provided by the Company’s independent auditors. The Committee’s policy is to pre-approve all audit and permissible non-audit services provided by KPMG LLP prior to the engagement. Any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated to its Chairperson authority to pre-approve proposed audit and non-audit services that arise between Audit Committee meetings, provided that the decision to approve the service is presented at the next scheduled Audit Committee meeting. All audit and non-audit services performed by KPMG LLP during the fiscal year ended February 28, 2006 were pre-approved in accordance with this policy. These services have included audit services, audit-related services and tax services. The Committee did not pre-approve any other products or services that did not fall into these categories and KPMG LLP provided no other products or services during the past fiscal year. Information concerning the aggregate fees billed by KPMG LLP in the last two fiscal years for audit and non-audit services is set forth in the Company’s Proxy Statement under Proposal No. 2, titled “Selection of Independent Accountants.”

Audit Committee

Paul L. Smith (Chair)
Barry A. Fromberg
Jeananne K. Hauswald
Thomas C. McDermott

Vote Required

A plurality of the votes cast at the Meeting by the holders of Class A Stock is required for the election of the two (2) directors to be elected by the holders of Class A Stock. A plurality of the votes cast at the Meeting by the holders of Class A Stock and Class B Stock voting together as a single class is required for the election of the five (5) directors to be elected by the holders of Class A Stock and Class B Stock voting as a single class, with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share.

The Board of Directors recommends a vote FOR the nominees. Unless authority to vote for one or more of the nominees is specifically withheld, the shares represented by your proxy, if properly executed and returned, and not revoked, will be voted FOR the election of all the nominees for whom you are entitled to vote.

PROPOSAL NO. 2

SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

On April 6, 2006, the Audit Committee determined to engage KPMG LLP to serve as the Company’s independent public accountants for the fiscal year ending February 28, 2007. Although ratification by stockholders of this selection is not required, the selection of KPMG LLP as the Company’s independent public accountants will be presented to the stockholders for their ratification at the Annual Meeting. If the stockholders do not ratify the selection of KPMG LLP, the Audit Committee will reconsider its choice. The firm of KPMG LLP, Certified Public Accountants, served as the independent public accountants of the Company for the fiscal years ended February 28, 2006 and February 28, 2005.

The following fees were billed to the Company by KPMG LLP for services rendered during the fiscal years ended February 28, 2006 and February 28, 2005:

Audit Fees: These amounts relate to the annual audit of the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K, quarterly reviews of interim financial statements included in the Company’s Form 10-Q reports and audit of internal control, service normally provided by the independent auditor in connection with statutory or regulatory filings or its engagement for the indicated fiscal year, statutory audits of certain of the Company’s subsidiaries, and services relating to filings under the Securities Act of 1933 and the Exchange Act of 1934, including fees associated with Section 404 of the Sarbanes-Oxley Act of 2002. The aggregate audit fees billed by KPMG LLP for the year ended February 28, 2006 were $3,451,888, which amount included out-of-pocket expenses. For the year ended February 28, 2005, these audit fees were $4,217,287, which amount included out-of-pocket expenses.

Audit-Related Fees: These amounts relate to benefit plan reviews, assistance on acquisitions/divestitures and other audit-related projects, and the services comprising these fees were in the nature of various employee benefit plan audits and reviews. The aggregate audit-related fees billed by KPMG LLP for the year ended February 28, 2006 were $28,640 and for the year ended February 28, 2005 were $46,608.

Tax Fees: These amounts relate to professional services for tax compliance, tax advice and tax planning. The aggregate tax fees billed by KPMG LLP for the year ended February 28, 2006 were $47,512 and for the year ended February 28, 2005 were an aggregate of $46,143. The services comprising these fees were tax compliance, tax advice and tax planning.

All Other Fees: These amounts relate to all other products and services provided to the Company by KPMG LLP, other than services disclosed in the categories above. For the years ended February 28, 2006 and February 28, 2005, KPMG LLP did not provide any products or services other than as disclosed above and, consequently, did not bill the Company for any fees other than as disclosed above.

The Audit Committee has reviewed the non-audit services provided by KPMG and has determined that the non-audit services provided by KPMG LLP are compatible with maintaining the independence of such auditors. Please see the Audit Committee Report for information concerning the Audit Committee’s policy regarding pre-approval of audit and non-audit services provided by KPMG LLP.

A representative of KPMG LLP is expected to be present at the Meeting and will be given an opportunity to make a statement if he or she so desires and will be available to respond to any appropriate questions.

Vote Required

The adoption of Proposal No. 2 to ratify the selection of KPMG LLP as the Company’s independent public accountants requires the affirmative vote of a majority of the votes entitled to be cast by stockholders present in person or represented by proxy at the Meeting. With respect to this proposal, holders of Class A Stock and Class B Stock will vote together as a single class at the Meeting, with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share.

The Board of Directors recommends that the stockholders ratify the selection of KPMG LLP as the independent public accountants of the Company for the fiscal year ending February 28, 2007 and, accordingly, recommends that you vote FOR Proposal No. 2. Unless otherwise directed therein, the shares represented by your proxy, if properly executed and returned, and not revoked, will be voted FOR such proposal.

PROPOSAL NO. 3

THE CONSTELLATION BRANDS UK SHARESAVE SCHEME

The Constellation Brands UK Sharesave Scheme (the “UK Sharesave”), originally adopted by the Company in 1999, is an existing equity compensation plan not approved by security holders. It is an equity compensation plan approved by HM Revenue & Customs (previously known as Inland Revenue) which is a governmental taxing authority in the United Kingdom. As previously disclosed in various Company filings, an aggregate of 2,000,000 shares of Class A Stock may be issued pursuant to the UK Sharesave to eligible employees and directors of the Company. The Board of Directors seeks stockholder approval of the UK Sharesave prior to effecting any new offerings to eligible personnel in the United Kingdom.

The following discussion summarizes certain provisions of the UK Sharesave which has been approved by HM Revenue & Customs, the relevant taxing authority in the United Kingdom, in the form as approved through the date of this Proxy Statement. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the UK Sharesave, which was filed electronically with the Securities and Exchange Commission as an appendix to this Proxy Statement, but is not included in the printed version of this Proxy Statement. A copy of the UK Sharesave is available from the Company’s Secretary at 370 Woodcliff Drive, Suite 300, Fairport, New York 14450.

Summary of Terms

The UK Sharesave was originally adopted by the Board of Directors in October 1999. Offerings may only be made under the UK Sharesave within the period of ten years beginning on the date of adoption. Therefore, unless the UK Sharesave is extended in the future, no further offerings may be made under the UK Sharesave after the expiration of this ten year period in October 2009.

Under the UK Sharesave, a maximum of 2,000,000 shares of Class A Stock may be issued to eligible employees and directors of a Participating Company in offerings that may extend from three to seven years. In order to be eligible, a participant must (i) be an employee or director of a “Participating Company” as determined by the Board of Directors and (ii), under United Kingdom laws and regulation, must be resident and ordinarily resident in the United Kingdom for taxation purposes (or be nominated to participate in the UK Sharesave by the Board of Directors). “Participating Companies” are generally intended to be United Kingdom subsidiaries of the Company. Under the terms of the UK Sharesave, Participants (as that term is defined in the UK Sharesave) may purchase shares of Class A Stock at the end of the offering period through payroll deductions made during the offering period, together with any associated interest or bonus (as applicable) on those funds. The payroll deductions are kept in interest bearing accounts until the participant either exercises the option at the end of the offering or withdraws from the offering. The exercise price for each offering is fixed at the beginning of the offering and may be not less than 80% of the closing price of the stock on the day the exercise price is fixed. If a Participant ceases to be employed by the Company in certain circumstances as set out in the UK Sharesave, the Participant may exercise the option during a period of time specified in the UK Sharesave (but only to the extent of savings made, plus any interest paid, at the date of exercise) or may withdraw from the offering. On a change of control of the Company, options may be exercised within the period of time specified in the UK Sharesave, but only to the extent of any savings made, and any interest paid, at the date of exercise. Alternatively, in certain circumstances, options may, with the agreement of the relevant acquiring company, be rolled over into equivalent options over shares in the acquiring company. Options offered under the UK Sharesave may be adjusted in the event of a variation in the share capital of the Company.

The UK Sharesave is administered by the Board of Directors or a committee appointed by the Board, such as the Human Resources Committee. As used in this section, the term “Board” means (i) the Board of Directors or (ii) a committee appointed by the Board of Directors, such as the Human Resources Committee. The Board is charged with responsibility for determining the Participating Companies, the Grant Day, duration (3, 5 or 7 years) of the offering, fixing the exercise price for the offering (in accordance with the terms of the UK Sharesave), determining the maximum number of shares of Class A Stock for which a Participant may apply to subscribe, and the manner of exercise of options. Eligible employees and directors of Participating Companies apply to participate in an offering and make monthly contributions under Savings Contracts, which are a type of certified savings program approved by the relevant United Kingdom taxing authority. The statutory maximum that an employee may save under all approved sharesave contracts in which he or she participates is currently £250 per month.

The persons who are eligible to participate in the UK Sharesave include directors and employees (including officers) of the Company and its subsidiaries who are resident and ordinarily resident in the United Kingdom and subject to United Kingdom income taxation. The Board may establish qualifying periods of prior employment for participation in connection with a particular offering under the UK Sharesave, provided that no such qualifying period may be more than five years in duration. Currently, only employees and directors of certain of the Company’s United Kingdom subsidiaries are eligible to participate in the UK Sharesave. As of May 31, 2006, approximately 55 Participants employed by Company subsidiaries in the United Kingdom participate in a current offering under the UK Sharesave and approximately 2,120 persons could participate were a new offering made available by the Board. No executive officers or directors of the Company currently participate in the UK Sharesave.

The Board may, by resolution, alter the provisions of the UK Sharesave at any time, provided that no alteration shall be made at any time when the UK Sharesave is approved by the United Kingdom’s HM Revenue and Customs without the prior approval of the United Kingdom’s HM Revenue & Customs. A current offering under the UK Sharesave will not be affected by the shareholder approval of the UK Sharesave, and that offering will remain outstanding until it matures and Participants elect whether or not to exercise their option. The exercise price for shares that may be purchased at the end of this current offering is $7.105. The number of options outstanding that represent the right to purchase shares at the end of the offering is not determinable at this stage because the exchange rate that will apply at that time is not known at this stage and also because the Company cannot predict the level of participation by employees during the remaining duration of the offering.

On May 31, 2006, the closing price of the Class A Stock on the New York Stock Exchange was $24.70.

The Board of Directors has recommended that the stockholders of the Company approve the UK Sharesave. A copy of the UK Sharesave is available from the Company’s Secretary at 370 Woodcliff Drive, Suite 300, Fairport, New York 14450.

Certain U. S. Federal Income Tax Consequences

Employees of the Company who are citizens of the United States are subject to U.S. federal income tax on their worldwide income even if they are residents of another country. The following is a brief description of certain federal income tax consequences under current law of participating in the UK Sharesave by any participant who is resident and ordinarily resident in the U.K. while a U.S. citizen. This summary description is not intended to be comprehensive. It does not take into account any state, local, non-income, or non-U.S. tax consequences, any provisions of an international tax treaty for the avoidance of double taxation, nor any special tax credits, exclusions or deductions available to a U.S. citizen who is a resident and employed outside the U.S.

There would be no U.S. tax consequences to becoming eligible for, or making an election to participate in, the UK Sharesave arrangement. Upon exercise of an option to purchase, a U.S. citizen would, for federal income tax purposes, realize taxable income on the excess of the then-fair market value of the shares acquired less the purchase price paid. A U.S. citizen who subsequently sells the shares would realize gain or loss equal to the difference between the sale proceeds and the individual’s tax basis in the shares. The individual’s tax basis in the shares will equal the purchase price plus the amount includible in income upon the purchase of the shares. This gain or loss would be treated as either a capital or ordinary gain or loss depending on how long the individual held the shares after exercising the option. Generally, if the individual sells the shares after holding them for more than one year, the gain or loss will be taxed at capital gains rates. If the employee sells the shares within one year, the gain generally will be taxed as ordinary income.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information with respect to the Company’s compensation plans under which its equity securities may be issued, as of February 28, 2006. The equity compensation plans approved by security holders include the Company’s Long-Term Stock Incentive Plan, Incentive Stock Option Plan and 1989 Employee Stock Purchase Plan. The Company’s UK Sharesave is an equity compensation plan not approved by security holders. Under the UK Sharesave, 2,000,000 shares of Class A Stock may be issued to eligible employees and directors of the Company in offerings that typically extend from three to five years. Under the terms of the UK Sharesave, participants may purchase shares of Class A Stock at the end of the offering period with payroll deductions made during the offering period. The payroll deductions are kept in interest bearing accounts until the participant either exercises the option at the end of the offering or withdraws from the offering. The exercise price for each offering is fixed at the beginning of the offering by the committee administering the plan and may be not less than 80% of the closing price of the stock on the day the exercise price is fixed. If a participant ceases to be employed by the Company in certain circumstances set out in the UK Sharesave, that participant may exercise the option during a period of time specified in the UK Sharesave or may withdraw from the offering. During the year ended February 28, 2006, an aggregate of 92,622 shares were issued pursuant to the UK Sharesave.

Equity Compensation Plan Information

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	23,652,958	$14.43	32,152,816
Equity compensation plans not approved by security holders (1)	-	-	1,776,116
Total	23,652,958	$14.43	33,928,932

______________________
(1) The indicated plan is the UK Sharesave which is the subject of Proposal 3 of this Proxy Statement. There is currently one ongoing offering under the UK Sharesave. The exercise price for shares that may be purchased at the end of this offering is $7.105. The number of options outstanding that represent the right to purchase shares at the end of the offering is not determinable at this stage because the exchange rate that will apply at that time is not known at this stage and because the Company cannot predict the level of participation by employees during the remaining term of the offering.

Reasons for Approval

The Board of Directors believes that it is desirable and in the best interests of the Company and its stockholders to provide employees and directors with incentives to maintain and enhance the Company’s long-term performance. While the Company’s employees in the United States, Canada, Australia and New Zealand are eligible to participate in the 1989 Employee Stock Purchase Plan, that opportunity is not available to United Kingdom employees. The Board of Directors believes it in the best interests of the Company to make similar opportunities available to all employees to the extent administratively and economically feasible. Approval of the UK Sharesave will enable the Company to continue to provide such incentives.

Vote Required

The adoption of Proposal No. 3 to approve the UK Sharesave requires the affirmative vote of a majority of the votes entitled to be cast by stockholders present in person or represented by proxy at the Meeting. With respect to this proposal, holders of Class A Stock and Class B Stock will vote together as a single class at the Meeting, with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share.

The Board of Directors recommends that the stockholders approve The Constellation Brands UK Sharesave Scheme. Accordingly, the Board of Directors recommends that you vote FOR Proposal No. 3. Unless otherwise directed therein, the shares represented by your proxy, if properly executed and returned, and not revoked, will be voted FOR such proposal.

STOCKHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING

In order for any stockholder proposal submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Act”), to be included in the Company’s Proxy Statement to be issued in connection with the 2007 Annual Meeting of Stockholders, such proposal must be received by the Company no later than February 7, 2007. Nominations for directors submitted by stockholders must also be received no later than February 7, 2007.

Any notice of a proposal submitted outside the processes of Rule 14a-8 promulgated under the Act, which a stockholder intends to bring forth at the Company’s 2007 Annual Meeting of Stockholders, will be untimely for purposes of Rule 14a-4 of the Act and the By-laws of the Company, if received by the Company after February 7, 2007.

AVAILABLE INFORMATION

The Company has furnished its financial statements to stockholders by including in this mailing the Company’s 2006 Annual Report to Stockholders. In addition, upon the request of any stockholder, the Company will provide, without charge, a copy of its Annual Report on Form 10-K for the fiscal year ended February 28, 2006, as filed with the Securities and Exchange Commission (excluding the exhibits thereto). Written requests for such copies should be directed to Investor Relations Department, Constellation Brands, Inc., 370 Woodcliff Drive, Suite 300, Fairport, New York 14450; telephone number: (888) 922-2150.

The Company’s Code of Business Conduct and Ethics, Global Code of Responsible Practices for Beverage Alcohol Advertising and Marketing, Chief Executive Officer and Senior Financial Executive Code of Ethics, Board of Directors’ Corporate Governance Guidelines and the charters of the Audit Committee, the Corporate Governance Committee and the Human Resources Committee are available on the Company’s website at www.cbrands.com under “Investors/Corporate Governance” and are also available in print to any stockholder who requests them. Such requests should be directed to Investor Relations Department, Constellation Brands, Inc., 370 Woodcliff Drive, Suite 300, Fairport, New York 14450. Additonally, any amendments to, and waivers granted to the Company’s directors and executive officers under the Company’s codes of ethics will be posted in this area of the Company’s website.

OTHER

As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matter at the Meeting other than those specifically referred to in this Proxy Statement. If any other matters properly come before the Meeting, it is intended that the holders of the proxies will act in respect thereto in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ David S. Sorce
DAVID S. SORCE, Secretary

Fairport, New York
June 7, 2006

Appendix A
Constellation Brands, Inc.

Board of Directors’

Audit Committee Charter

Composition

The Audit Committee of the Board of Directors shall be composed of at least three, but not more than five, members of the Board, each of whom shall meet the independence and other qualification requirements of the New York Stock Exchange, Inc., the Sarbanes-Oxley Act of 2002 (the “Act”), and all other applicable laws and regulations. Each member of the Audit Committee shall be financially literate and at least one member of the Audit Committee shall have accounting or related financial management expertise, as each such qualification is interpreted by the Board of Directors in its business judgment. To the extent practicable, at least one member of the Audit Committee shall be an “audit committee financial expert” as such term is defined by the Securities and Exchange Commission (the “SEC”). The number of members of the Audit Committee shall be determined from time to time by resolution of the Board of Directors. The Audit Committee and its Chairperson shall be nominated by the Corporate Governance Committee and elected by the Board.

Purposes

The primary purposes of the Audit Committee shall be to:

1.   Perform Board of Directors’ oversight responsibilities as they relate to the Company’s accounting policies, internal controls and financial reporting practices, including, among other things, monitoring:

•	the integrity of the Company’s financial statements,

•	the Company’s compliance with legal and regulatory requirements,

•	the qualifications and independence of the independent accountants, and

•	the performance of the Company’s internal audit function and the Company’s independent accountants;

2.   Maintain, through regularly scheduled meetings, a line of communication between the Board of Directors and the Company’s financial management, internal auditors and independent accountants; and

3.   Prepare, with such assistance from management as it determines is appropriate, the report to be included in the Company’s annual proxy statement, as required by the SEC’s rules.

Responsibilities

The Audit Committee will:

1.   Oversee the external audit coverage. The Company's independent accountants are ultimately accountable to the Audit Committee, which has the authority and direct responsibility to appoint, retain, compensate, evaluate and terminate the independent accountants. In connection with its oversight of the external audit coverage, the Audit Committee will:

•	Have the direct authority to approve the engagement letter and the fees to be paid to the independent accountants;

•
Pre-approve all audit and non-audit services to be performed by the independent accountants and the related fees for such services (subject to the de minimis exceptions set forth in the Act and in SEC rules thereunder);

•
Obtain confirmation and assurance as to the independent accountants’ independence, including ensuring that they submit on a periodic basis (not less than annually) to the Audit Committee a formal written statement delineating all relationships between the independent accountants and the Company. The Audit Committee is responsible for actively engaging in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and for taking appropriate action in response to the independent accountants’ report to satisfy itself of their independence;

•
At least annually, obtain and review a report by the independent accountants describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and, to assess the independent accountants’ independence, all relationships between the independent accountants and the Company;

•	Meet with the independent accountants prior to the annual audit to discuss planning and staffing of the audit;

•	Review and evaluate the performance of the independent accountants, as the basis for any decision to reappoint or replace the independent accountants;

•	Set clear hiring policies for employees or former employees of the independent accountants, as required by applicable laws and regulations; and

•
Ensure the regular rotation of audit partners on the audit engagement, as required by applicable laws and regulations, and consider whether rotation of the independent accountant is required to ensure independence.

2.   Meet to review and discuss the annual audited financial statements and the Company’s disclosures provided in periodic annual reports including review of the Company’s specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” with management, the senior internal auditing executive, and the independent accountants. In connection with such review, the Audit Committee will:

•	Discuss with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (as may be modified or supplemented) relating to the conduct of the audit;

•	Review significant changes in accounting or auditing policies;

•
Review with the independent accountants any problems or difficulties encountered in the course of their audit, including any change in the scope of the planned audit work and any restrictions placed on the scope of such work, and management’s response to such problems or difficulties; and

•
Review with the independent accountants, management, and the senior internal auditing executive, the condition of the Company’s internal controls, and any significant findings and recommendations with respect to such controls.

3.   Meet to review and discuss the quarterly financial statements and the Company’s disclosures provided in periodic quarterly reports including review of the Company’s specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” with management, the senior internal auditing executive and the independent accountants.

4.   Receive reports required to be submitted by the independent accountants concerning: (a) all critical accounting policies and practices used; (b) all alternative treatments of financial information within generally accepted accounting principles “GAAP” that have been discussed with management, the ramifications of such alternatives, and the accounting treatment preferred by the independent accountants; and (c) any other material written communications with management; and review (x) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (y) analyses prepared by management and/or the independent accountants setting forth significant financial reporting issues and judgements made in connection with the preparation of the financial statements, including analysis of the effects of alternative GAAP methods on the financial statements; and (z) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

5.   Discuss policies and procedures concerning earnings press releases and review the type and presentation of information to be included in earnings press releases (paying particularly attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as review any financial information and earnings guidance provided to analysts and rating agencies.

6.   Review major accounting policies and significant policy decisions as they deem appropriate.

7.   Obtain from management a notification of issues and responses whenever a second opinion is sought from an independent public accountant.

8.   Review annually executive officers’ perquisites, including use of corporate assets.

9.   Review periodically the internal audit charter that explains the functional and organizational framework for providing services to management and to the Audit Committee.

10. Meet periodically with the Company’s General Counsel to discuss legal, regulatory and corporate compliance matters that may have a significant impact on the Company.

11. Obtain advice and assistance from outside legal, accounting or other advisers, and determine compensation for such services, as the Audit Committee deems necessary to carry out its duties.

12. Review internal audit coverage. In connection with this responsibility, the Audit Committee will:

•
Meet periodically with management and the senior internal auditing executive to review and assess the Company’s major financial risk exposures and the manner in which such risks are being monitored and controlled; and discuss guidelines and policies to govern the process by which risk assessment and management is undertaken;

•	Review, in consultation with management and the senior internal auditing executive, the plan and scope of internal audit activities; and

•	Review significant reports to management prepared by the internal auditing department and management’s responses to such reports.

13. Resolve any differences in financial reporting between management and the independent accountants.

14. Establish procedures for (a) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

15. Meet periodically (not less than annually) in separate executive session with each of management, the senior internal auditing executive, and the independent accountants.

16. Review and reassess the adequacy of this Charter annually and propose to the Board any recommended changes.

17. Report on Audit Committee activities and issues to the Board regularly.

18. Prepare, with such assistance from management as it determines is appropriate, the report of the Audit Committee required by the rules of the SEC to be included in the proxy statement for each annual meeting of stockholders.

19. Provide for an annual performance evaluation of the Audit Committee.

Procedures

1.   Meetings

The Audit Committee shall meet at least quarterly, preferably in conjunction with regular Board meetings. Meetings may, at the discretion of the Audit Committee, include members of management, independent consultants, and such other persons as the Audit Committee shall determine. The Audit Committee, in discharging its responsibilities, may meet privately for advice and counsel with independent consultants, lawyers, or any other persons, including associates of the Company, knowledgeable in the matters under consideration.  The Audit

  Committee may also meet by telephone conference call or by any other means permitted by law or the Company’s By-laws.

2.   Action

A majority of the members of the entire Audit Committee shall constitute a quorum. The Audit Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Without a meeting, the Audit Committee may act by unanimous written consent of all members. However, the Audit Committee may delegate to one or more of its members the authority to grant pre-approvals of audit and permitted non-audit services, provided the decision is reported to the full Audit Committee at its next scheduled meeting.

3.   Funding

The Company shall provide for appropriate funding, as determined by the Audit Committee: (a) for payment of compensation to outside legal, accounting or other advisors employed by the Audit Committee; and (b) for ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

4.   Rules

The Audit Committee shall determine, as appropriate, its own rules and procedures, consistent with this Charter and the By-laws of the Company.

5.   Chairperson Responsibilities

The Chairperson of the Audit Committee shall report to the Board on the Committee’s determinations and shall present recommendations for approval whenever necessary or desirable.
*************

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants.

*************

Adopted: September 25, 2003

Confirmed: December 19, 2003

Revised: December 22, 2004

Appendix B

Excerpt from the Company’s Corporate Governance Guidelines

Classification and Definition of Directors.

The principal classifications of directors are “Independent,” “Management” and “Non-Management.”

An “Independent Director” of the Company shall be one who meets the qualification requirements for being an independent director under the corporate governance listing standards of the New York Stock Exchange (“NYSE”), including the requirement that the Board must have affirmatively determined that the director has no material relationships with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). References to “Company” include any parent or subsidiary in a consolidated group with Constellation Brands, Inc. References to “immediate family member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, in addition to anyone (other than domestic employees) who shares such person’s home. To guide its determination whether or not a business or charitable relationship between the Company and an organization with which a director is so affiliated is material, the Board has adopted the following categorical standards:

A.
A director will not be Independent if, (i) currently or within the last three years the director was employed by the Company; (ii) an immediate family member of the director is or has been within the last three years an executive officer of the Company; (iii) the director or an immediate family member of the director received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the Company (other than director and committee fees and pension or other forms of deferred compensation for prior service, and also provided such deferred compensation is not contingent in any way on continued service); (iv) the director or an immediate family member of the director is a current partner of a firm that is the Company's internal or external auditor; (v) the director is a current employee of a firm that is the Company’s internal or external auditor; (vi) the director has an immediate family member who is a current employee of a firm that is the Company’s internal or external auditor and such immediate family member participates in that firm’s audit, assurance or tax compliance (but not tax planning) practice; (vii) the director or an immediate family member of the director was within the last three years (but is no longer) a partner or employee of a firm that is the Company’s internal or external auditor and such director or immediate family member personally worked on the Company’s audit within that time; (viii) the director or an immediate family member of the director is, or has been within the last three years, employed as an executive officer of another company in which any of the Company’s present executive officers at the same time serve or served on that other company’s compensation committee; or (ix) the director is a current employee, or an immediate family member of the director is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeded the greater of $1,000,000 or two percent (2%) of such other company’s consolidated gross revenues.

B-1

B.
The following commercial or charitable relationships will not be considered to be material relationships that would impair a director’s independence: (i) an immediate family member of the director is or was employed by the Company other than as an executive officer; (ii) if the director or an immediate family member of the director received $100,000 or less in direct compensation from the Company during any twelve-month period (other than director and committee fees and pension or other forms of deferred compensation for prior service, and also provided such deferred compensation is not contingent in any way on continued service); (iii) if an immediate family member of the director is employed by a present or former internal or external auditor of the Company and such family member does not participate in the firm’s audit, assurance or tax compliance (as distinguished from tax planning) practice and did not personally work on the Company’s audit within the last three years; (iv) if an immediate family member of the director was (but is no longer) a partner or employee of a present or former internal or external auditor of the Company and did not personally work on the Company’s audit within the last three years; (v) if a Company director is or was an executive officer or employee, partner or shareholder, or an immediate family member of the director is or was an executive officer, partner or shareholder of another company that does business with the Company and the annual sales to, or purchases from, the Company for property and/or services are less than or equal to the greater of $1,000,000 or two percent (2%) of the annual revenues of such other company; (vi) if a Company director is or was an executive officer, employee, partner or shareholder of another company which is indebted to the Company, or to which the Company is indebted, and the total amount of either company’s indebtedness to the other is less than or equal to two percent (2%) of the total consolidated assets of the company for which he or she serves as an executive officer, employee, partner or shareholder; and (vii) if a Company director serves or served as an officer, director or trustee of a tax exempt organization, and the Company’s discretionary contributions to the tax exempt organization are less than or equal to the greater of $1,000,000 or two percent (2%) of that organization’s total annual consolidated gross revenues. The Board will annually review all commercial and charitable relationships of directors.

C.
In assessing the materiality of a director’s relationship not covered by paragraph B set forth above, the directors at the time sitting on the Board who are independent under the standards set forth in paragraphs A and B above shall determine whether the relationship is material and, therefore, whether the director would be independent. In such instance, the Company will explain in the next proxy statement the basis for any Board determination that a relationship was immaterial despite the fact it did not meet the categorical standards of immateriality in paragraph B above.

D.	In accordance with the NYSE’s Transition Rules, the three (3) year look back period referenced in paragraph A above shall be a one (1) year look back period until November 4, 2004.

A “Non-Management Director” is a director who is not a Company officer (as that term is defined in Rule 16a-1(f) under the Securities Act of 1933), and includes such directors who are not independent by virtue of a material relationship, former status or family membership, or for any other reason. The group of Non-Management Directors includes both Independent Directors and those Non-Management Directors who do not qualify as Independent Directors.

A “Management Director” is an officer (as that term is defined in Rule 16a-1(f) under the Securities Act of 1933) of the Company who serves on the Board.

B-2

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P R O X Y
CONSTELLATION BRANDS, INC.

PROXY FOR CLASS A COMMON STOCK

The undersigned hereby appoints David S. Sorce and Thomas S. Summer, or any one of them, proxies for the undersigned with full power of substitution to vote all shares of CONSTELLATION BRANDS, INC. (the "Company") that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Rochester Riverside Convention Center, 123 Main Street, Rochester, New York, on Thursday, July 27, 2006, at 11:00 a.m. (local time), and any adjournment thereof (the "Meeting").

Class A Stockholders, voting as a separate class, are entitled to elect two directors at the Meeting. Class A Stockholders and Class B Stockholders, voting as a single class, are entitled to elect five directors at the Meeting. Please refer to the Proxy Statement for details. Your shares of Class A Common Stock appear on the back of this card. PLEASE SIGN ON THE BACK.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED. THIS PROXY REVOKES ANY PRIOR PROXY GIVEN BY THE UNDERSIGNED. UNLESS AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES IS SPECIFICALLY WITHHELD, THE SHARES REPRESENTED BY A SIGNED PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND, UNLESS OTHERWISE SPECIFIED, THE SHARES REPRESENTED BY A SIGNED PROXY WILL BE VOTED FOR PROPOSALS 2 AND 3.

TO APPROVE THE BOARD OF DIRECTORS' RECOMMENDATIONS, SIMPLY SIGN ON THE BACK. YOU NEED NOT MARK ANY BOXES.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Address Change/Comments (Mark the corresponding box on the reverse side)

----------------------------------------------------------------------------------------------------
FOLD AND DETACH HERE

Please Mark Here for Address Change SEE REVERSE SIDE	[ ]

Please mark your votes as indicated in this example	[X]

1. Election of Directors: To elect Directors as set forth in the Proxy Statement.	FOR ALL NOMINEES (except as noted below)	[ ]	WITHHELD FROM ALL NOMINEES	[ ]
Class A Stockholders are entitled to vote for the following:
01 Barry A. Fromberg,
02 Jeananne K. Hauswald,
03 James A. Locke III,
04 Richard Sands,
05 Robert Sands,
06 Thomas C. McDermott,
07 Paul L. Smith

_____________________________________________
Vote withheld from nominee(s) identified on above line.

		FOR	AGAINST	ABSTAIN
2.	Proposal to ratify the selection of KPMG LLP, Certified Public Accountants, as the Company's independent public accountants for the fiscal year ending February 28, 2007.	[ ]	[ ]	[ ]

3.	Proposal to approve The Constellation Brands UK Sharesave Scheme.	[ ]	[ ]	[ ]

4.	In their discretion, the proxies are authorized to vote upon such other business not known at the time of the solicitation of this Proxy as may properly come before the Meeting or any adjournment thereof.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting and Proxy Statement for the Company’s 2006 Annual Meeting that describe more fully the proposals set forth herein.

Signature _________________	Date ________	Signature _________________	Date ________

NOTE: Please date this Proxy and sign your name above exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the stockholder is a corporation or other entity, the full entity name should be inserted and the Proxy signed by a duly authorized representative of the entity, indicating his or her title or capacity.
----------------------------------------------------------------------------------------------
FOLD AND DETACH HERE

Please note that, this year, there are two (2) proxy cards, one for Class A Stockholders and one for Class B Stockholders.  Stockholders who receive a Class A Common Stock proxy card and a Class B Common Stock proxy card must sign and return BOTH proxy cards in accordance with their respective instructions to ensure the voting of shares of each class owned.

P R O X Y
CONSTELLATION BRANDS, INC.

PROXY FOR CLASS B COMMON STOCK

The undersigned hereby appoints David S. Sorce and Thomas S. Summer, or any one of them, proxies for the undersigned with full power of substitution to vote all shares of CONSTELLATION BRANDS, INC. (the "Company") that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Rochester Riverside Convention Center, 123 Main Street, Rochester, New York, on Thursday, July 27, 2006, at 11:00 a.m. (local time), and any adjournment thereof (the "Meeting").

Class A Stockholders, voting as a separate class, are entitled to elect two directors at the Meeting. Class A Stockholders and Class B Stockholders, voting as a single class, are entitled to elect five directors at the Meeting. Please refer to the Proxy Statement for details. Your shares of Class B Common Stock appear on the back of this card. PLEASE SIGN ON THE BACK.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED. THIS PROXY REVOKES ANY PRIOR PROXY GIVEN BY THE UNDERSIGNED. UNLESS AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES IS SPECIFICALLY WITHHELD, THE SHARES REPRESENTED BY A SIGNED PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND, UNLESS OTHERWISE SPECIFIED, THE SHARES REPRESENTED BY A SIGNED PROXY WILL BE VOTED FOR PROPOSALS 2 AND 3.

TO APPROVE THE BOARD OF DIRECTORS' RECOMMENDATIONS, SIMPLY SIGN ON THE BACK. YOU NEED NOT MARK ANY BOXES.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Address Change/Comments (Mark the corresponding box on the reverse side)

-------------------------------------------------------------------------------------------
FOLD AND DETACH HERE

Please Mark Here for Address Change SEE REVERSE SIDE	[ ]

Please mark your votes as indicated in this example	[X]

1. Election of Directors: To elect Directors as set forth in the Proxy Statement.	FOR ALL NOMINEES (except as noted below)	[ ]	WITHHELD FROM ALL NOMINEES	[ ]
Class B Stockholders are entitled to vote for the following: 01 Barry A. Fromberg, 02 Jeananne K. Hauswald, 03 James A. Locke III, 04 Richard Sands, 05 Robert Sands

_____________________________________________
Vote withheld from nominee(s) identified on above line.

		FOR	AGAINST	ABSTAIN
2.	Proposal to ratify the selection of KPMG LLP, Certified Public Accountants, as the Company's independent public accountants for the fiscal year ending February 28, 2007.	[ ]	[ ]	[ ]

3.	Proposal to approve The Constellation Brands UK Sharesave Scheme.	[ ]	[ ]	[ ]

4.	In their discretion, the proxies are authorized to vote upon such other business not known at the time of the solicitation of this Proxy as may properly come before the Meeting or any adjournment thereof.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting and Proxy Statement for the Company’s 2006 Annual Meeting that describe more fully the proposals set forth herein.

Signature _________________	Date ________	Signature _________________	Date ________

NOTE: Please date this Proxy and sign your name above exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the stockholder is a corporation or other entity, the full entity name should be inserted and the Proxy signed by a duly authorized representative of the entity, indicating his or her title or capacity.
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FOLD AND DETACH HERE

Please note that, this year, there are two (2) proxy cards, one for Class A Stockholders and one for Class B Stockholders.  Stockholders who receive a Class A Common Stock proxy card and a Class B Common Stock proxy card must sign and return BOTH proxy cards in accordance with their respective instructions to ensure the voting of shares of each class owned.

                                                      CDI Voting Instruction Form
[LOGO] CONSTELLATION

Constellation Brands, Inc.	All correspondence to:
ARBN 103 442 646 Mark this box with an 'X' if you have made any changes to your address details [ ]
Computershare Investor Services Pty Limited
GPO Box 1903 Adelaide
South Australia 5001 Australia
Enquiries (within Australia) 1800 030 606
(outside Australia) 61 3 9415 4000
Facsimile 61 8 8236 2305
www.computershare.com

Annual General Meeting - 27 July 2006
Your Voting Instructions are being sought so that CHESS Depositary Nominees Pty Ltd may respond to a proxy solicitation on behalf of the Board of Directors of Constellation Brands, Inc.

Voting Instructions to CHESS Depository Nominees Pty Ltd

I/We being a holder of CHESS Depositary Interests of the above Company hereby direct,

[ ]	CHESS Depositary Nominees Pty Ltd (CDN) (mark with an 'X')	OR	__________________________________________	Write here the name of the person you are appointing if this person is someone other than CDN.

to vote the shares underlying my/our holding at the Annual General Meeting in respect of the resolutions outlined below. If you do not complete one of the above boxes, CDN will vote the shares represented by those CDI's as directed below.

CHESS Depositary Nominees Pty Ltd will vote as directed. Please mark with an [X] to indicate your directions.

1.  Election of Directors as set forth in the Proxy Statement.

		For	Withheld
1.1	Election of Barry A. Fromberg	[ ]	[ ]

1.2	Election of Jeananne K. Hauswald	[ ]	[ ]

1.3	Election of James A. Locke III	[ ]	[ ]

1.4	Election of Richard Sands	[ ]	[ ]

1.5	Election of Robert Sands	[ ]	[ ]

1.6	Election of Thomas C. McDermott	[ ]	[ ]

1.7	Election of Paul L. Smith	[ ]	[ ]

		For	Against	Abstain*
2.	Proposal to ratify the selection of KPMG LLP, Certified Public Accountants, as the Company's independent public accountants for the fiscal year ending February 28, 2007.	[ ]	[ ]	[ ]
3.	Proposal to approve The Constellation Brands UK Sharesave Scheme.	[ ]	[ ]	[ ]

* If you mark the Abstain box for this item, you are directing your proxy to abstain from voting on your behalf, therefore your votes will not be counted in computing the required majority.
By execution of this CDI Voting Instruction Form the undersigned hereby authorises CHESS Depositary Nominees Pty Ltd to appoint such proxies or their substitutes to vote as directed above and in their discretion on such other business as may properly come before the meeting.
If you do not mark either the ‘FOR’ or ‘AGAINST’ box your vote will not be counted.

PLEASE SIGN HERE      This section must be signed in accordance with the instructions overleaf to enable your directions to be implemented.

Individual or Securityholder 1	Securityholder 2	Securityholder 3
____________________________________	___________________________________	____________________________________
Sole Director and Sole Company Secretary	Director	Director/Company Secretary

                                                              /     /
                      ____________________________________        ____________________________     _____________________

                              Contact Name                                                                                Contact Daytime Telephone                              Date

Instructions for Completion of CDI Voting Instruction Form

Your vote is important

Each Constellation Brands, Inc. CHESS Depositary Interest (CDI) is equivalent to one tenth of one share of Class A Common Stock of Constellation Brands, Inc., so that every 10 CDIs that you own at 31 May 2006 (record date) entitles you to direct one vote. Class A Stockholders, voting as a separate class, are entitled to elect two directors at the annual general meeting of Constellation Brands, Inc. Class A Stockholders and Class B Stockholders, voting as a single class, are entitled to elect five directors at that meeting. Please refer to the Proxy Statement for details.

You can vote by completing, signing and returning your CDI Voting Instruction Form. The CDI Voting Instruction Form gives you two options:

(a)	You can give your voting instructions to CHESS Depositary Nominees Pty Ltd (CDN), which will vote the underlying shares on your behalf; or

(b)	You can instruct CDN to appoint you or your nominee as proxy to vote the shares underlying your CDIs in person at the annual general meeting of Constellation Brands, Inc.

In either case, you need to return your completed CDI Voting Instruction Form so that it is received at the address shown on the Form by not later than 5pm Australian time on 24 July 2006. That will give CHESS Depositary Nominees Pty Ltd enough time to tabulate all CHESS Depositary Interest votes, to vote the underlying shares and to appoint the proxies.

Directing CDN to Vote

If you wish to direct CDN to vote the shares underlying your CDIs, you may do so by placing a cross in the box next to CDN's name at the top of the form and then placing a mark in one of the boxes opposite each item of business. All your CDIs will be voted in accordance with such a direction. If you mark more than one box on an item your vote on that item will be invalid.

If you sign and return the CDI Voting Instruction Form and cross the box to direct CDN how to vote but do not indicate next to the items of business on the form how your votes are to be directed, the shares represented by those CDIs will not be voted by CDN.

If you sign and return the CDI Voting Instruction Form but you do not cross the box to direct CDN how to vote and you do not nominate a proxy but you do indicate next to the items of business on the form how your votes are to be directed, the shares represented by those CDIs will be voted by CDN.

Directing CDN to Appoint a Proxy

If you wish to direct CDN to appoint a proxy to vote the shares underlying your CDIs in person at the annual general meeting of Constellation Brands, Inc., you need to fill in the name of the person who is to be appointed as proxy in the box at the top of the form. You may direct CDN to appoint you as the proxy or your nominee.

If you direct CDN to appoint a proxy to vote the shares underlying your CDIs in person at the annual general meeting of Constellation Brands, Inc., the proxy appointed may vote as the proxy wishes.

If CDN does not receive a CDI Voting Instruction Form from a holder of Constellation CDIs the shares represented by those Constellation CDIs will not be voted.

If you have completed and returned your CDI Voting Instruction Form, you may revoke the directions contained therein by a written notice of revocation to Computershare Investor Services Pty Limited no later than 5pm Australian time on 24 July 2006 bearing a later date than the CDI Voting Instruction Form.

Signature(s) of CHESS Depositary Interest Holders

Each holder must sign this form. If your CDIs are held in joint names, all holders must sign in the boxes. If you are signing as an Attorney, then the Power of Attorney must have been noted by the Company's Australian Registry or a certified copy of it must accompany this form.

Only duly authorised officer/s can sign on behalf of a company. Please sign in the boxes provided, which state the office held by the signatory, ie. Sole Director and Sole Company Secretary, or Director, or Director and Company Secretary.

If you require further information on how to complete the CDI Voting Instruction Form, telephone the Registry on 1800 030 606.

Lodgement of Notice

CDI Voting Instruction Forms must be returned to Computershare Investor Services Pty Limited, Level 5, 115 Grenfell Street, Adelaide, SA 5000 Australia or GPO Box 1326 Adelaide SA 5001 Australia.

For assistance please contact Computershare Investor Services Pty Limited on 1800 030 606

ATTACHMENT 1

EXPLANATORY NOTE:  The Constellation Brands UK Sharesave Scheme is filed herewith pursuant to Instruction 3 to Item 10 of Schedule 14A and is not part of the Proxy Statement.

THE CONSTELLATION BRANDS UK SHARESAVE SCHEME

Changes to Scheme name and to limit (Rule 10.1) to reflect change of Company name and stock split approved by Revenue on 25 March 2002

Board resolved to amend limit in Rule 10.1 further with effect from May 13 2002
(subject to Revenue approval which was obtained on 1 May 2002)

Changes to limit (Rule 10.1) to remove discretion to exceed the cap on the number of shares with consequent changes to rules 4.1 and 5.1 (subject to Inland Revenue and
Company Stockholder approvals, which were obtained
on 4 May 2006 and [27] July 2006, respectively)

Date adopted: 29 October 1999

Inland Revenue ref: SRS 2318

CONTENTS
Clause		Page
1.	DEFINITIONS AND INTERPRETATION.............................................................................................................................	1
2.	ELIGIBILITY.........................................................................................................................................................................	2
3.	GRANT OF OPTIONS...........................................................................................................................................................	3
4.	LIMIT....................................................................................................................................................................................	6
5.	EXERCISE OF OPTIONS......................................................................................................................................................	6
6.	TAKEOVER, RECONSTRUCTION AND WINDING UP.....................................................................................................	9
7.	VARIATION OF CAPITAL..................................................................................................................................................	10
8.	ALTERATIONS....................................................................................................................................................................	11
9.	MISCELLANEOUS...............................................................................................................................................................	11
10.	AVAILABLE SHARES.........................................................................................................................................................	12

1.	DEFINITIONS AND INTERPRETATION

1.1	In this Scheme, unless the context otherwise requires:-

"3-Year Option", "5-Year Option" and "7-Year Option" have the meanings given in sub-rule 3.2 below;

"Associated Company" means an associated company within the meaning given to that expression by section 187(2) of the Taxes Act 1988 for the purposes of paragraph 23 of Schedule 9;

"the Board" means the board of directors of the Company or a committee appointed by them;

"Bonus Date", in relation to an option, means:-

1.1.1	in the case of a 3-Year Option, the earliest date on which the bonus is payable,

1.1.2	in the case of a 5-Year Option, the earliest date on which a bonus is payable, and

1.1.3	in the case of a 7-Year Option, the earliest date on which the maximum bonus is payable;

and for this purpose "payable" means payable under the Savings Contract made in connection with the option;

"Common Stock" means the Class A Common Stock of the Company, par value $0.01 per share;

"the Company" means Constellation Brands, Inc., a company organised under the laws of the State of Delaware in the USA;

"the Grant Day" shall be construed in accordance with sub-rule 2.1 below;

"Participant" means a person who holds an option granted under this Scheme;

"Participating Company" means the Company or any Subsidiary to which the Board has resolved that this Scheme shall for the time being extend;

"Savings Body" means any building society, institution authorised under the Banking Act 1987 or relevant European institution (within the meaning of Schedule 15A to the Taxes Act 1988) with which a Savings Contract can be made;

"Savings Contract" means an agreement to pay monthly contributions under the terms of a certified contractual savings scheme, within the meaning of section 326 of the Taxes Act 1988, which has been approved by the Inland Revenue for the purposes of Schedule 9;

"Schedule 9" means Schedule 9 to the Taxes Act 1988;

"Subsidiary" means a body corporate which is a subsidiary of the Company (within the meaning of section 736 of the Companies Act 1985) and of which the Company has control (within the meaning of section 840 of the Taxes Act 1988);

"the Taxes Act 1988" means the Income and Corporation Taxes Act 1988;

and expressions not otherwise defined in this Scheme have the same meanings as they have in Schedule 9.

1.2	Any reference in this Scheme to any enactment includes a reference to that enactment as from time to time modified, extended or re-enacted.

1.3	Expressions in italics are for guidance only and do not form part of this Scheme.

2.	ELIGIBILITY

2.1	Subject to sub-rule 2.5 below, an individual is eligible to be granted an option on any day ("the Grant Day") if (and only if):-

2.1.1	he is on the Grant Day an employee or director of a company which is a Participating Company; and

2.1.2	he either satisfies the conditions specified in sub-rule 2.2 below or is nominated by the Board for this purpose.

2.2	The conditions referred to in sub-rule 2.1.2 above are that the individual:-

2.2.1	shall at all times during the qualifying period have been an employee (but not a director) or a full-time director of the Company or a company which was for the time being a Subsidiary; and

2.2.2	was at the relevant time chargeable to tax in respect of his employment or office under Case I of Schedule E.

2.3	For the purposes of sub-rule 2.2 above:-

2.3.1
the relevant time is the date on which any invitation is given under Rule 3.6 below or such other time during the period of 5 years ending with the Grant Day as the Board may determine (provided that no such determination may be made if it would have the effect that the qualifying period would not fall within that 5-year period);

2.3.2
there shall be no qualifying period prior to the relevant time unless the Board determines otherwise (provided that no determination may be made if it would have the effect that the qualifying period would not fall within the said 5-year period);

2.3.3
an individual shall be treated as a full-time director of a company if he is obliged to devote to the performance of the duties of his office or employment with the company not less than 25 hours a week;

2.3.4
Chapter I of Part XIV of the Employment Rights Act 1996 shall have effect, with any necessary changes, for ascertaining the length of the period during which an individual shall have been an employee or a full-time director and whether he shall have been an employee or a full-time director at all times during that period.

2.4
Any determination of the Board under paragraph 2.3.1 or 2.3.2 above shall have effect in relation to every individual for the purpose of ascertaining whether he is eligible to be granted an option on the Grant Day.

2.5
An individual is not eligible to be granted an option at any time if he is at that time ineligible to participate in this Scheme by virtue of paragraph 8 of Schedule 9 (material interest in close company).

3.	GRANT OF OPTIONS

3.1
Subject to Rule 4 below, the Board may grant an option to acquire shares of Common Stock which satisfy the requirements of paragraphs 10 to 14 of Schedule 9 (fully paid up, unrestricted, ordinary share capital), upon the terms set out in this Scheme, to any individual who:-

3.1.1	is eligible to be granted an option in accordance with Rule 2 above, and

3.1.2	has applied for an option and proposed to make a Savings Contract in connection with it (with a Savings Body approved by the Board) in the form and manner prescribed by the Board,

and for this purpose an option to acquire includes an option to purchase and an option to subscribe.

3.2
The type of option to be granted to an individual, that is to say a 3-Year Option, a 5-Year Option or a 7-Year Option, shall be determined by the Board or, if the Board so permits, by the individual; and for this purpose:-

3.2.1
a 3-Year Option is an option in connection with which a three year Savings Contract is to be made and in respect of which, subject to sub-rule 4.3 below, the repayment is to be taken as including the bonus;

3.2.2
a 5-Year Option is an option in connection with which a five year Savings Contract is to be made and in respect of which, subject to sub-rule 4.3 below, the repayment is to be taken as including a bonus other than the maximum bonus; and

3.2.3	a 7-Year Option is an option in connection with which a five year Savings Contract is to be made and in respect of which the repayment is to be taken as including the maximum bonus.

3.3
The amount of the monthly contribution under the Savings Contract to be made in connection with an option granted to an individual shall, subject to sub-rule 4.3 below, be the amount which the individual shall have specified in his application for the option that he is willing to pay or, if lower, the maximum permitted amount, that is to say, the maximum amount which:-

3.3.1
when aggregated with the amount of his monthly contributions under any other Savings Contract linked to this Scheme or to any other savings-related share option scheme approved under Schedule 9, does not exceed £250 or such other maximum amount as may for the time being be permitted by paragraph 24(2)(a) of Schedule 9;

3.3.2	does not exceed the maximum amount for the time being permitted under the terms of the Savings Contract; and

3.3.3	when aggregated with the amount of his monthly contributions under any other Savings Contract linked to this Scheme, does not exceed any maximum amount determined by the Board.

3.4
The number of shares of Common Stock in respect of which an option may be granted to any individual shall be the maximum number which can be paid for, at the price determined under sub-rule 3.5 below, with monies equal to the amount of the repayment due on the Bonus Date under the Savings Contract to be made in connection with the option.

3.5
The price at which shares of Common Stock may be acquired by the exercise of options of a particular type granted on any day shall be a price denominated in US dollars which is determined by the Board and stated on that day, provided that:-

3.5.1
if shares of Common Stock are quoted on the New York Stock Exchange, the price shall not be less than the Specified Percentage of the closing price of shares of Common Stock on the New York Stock Exchange (as reported by such Exchange) on:

(a)	the dealing day last preceding the date on which invitations to apply for the options were given pursuant to sub-rule 3.6 below, or

(b)
if that dealing day does not fall within the period of 30 days (or, where sub-rule 4.3 below applies, 42 days) ending with the day on which the options are granted or falls prior to the date on which the Company last announced its results, on the dealing day last preceding the day on which the options are granted or such other dealing day as may be agreed with the Inland Revenue;

3.5.2
if sub-rule 3.5.1 above does not apply, the price shall not be less than the Specified Percentage of the market value (within the meaning of Part VIII of the Taxation of Chargeable Gains Act 1992) of shares of Common Stock, as agreed in advance for the purposes of this Scheme with the Shares Valuation Division of the Inland Revenue, on -

(a)	the date on which invitations to apply for the options were given pursuant to sub-rule 3.6 below, or

(b)
if that date does not fall within the period of 30 days (or, where sub-rule 4.3 below applies, 42 days) ending with the day on which the options are granted, on the day on which the options are granted or such other day as may be agreed with the Inland Revenue; and

3.5.3	in the case of an option to acquire shares of Common Stock only by subscription, the price shall not be less than the nominal value of those shares;

and for this purpose "the Specified Percentage" is 80 per cent. or such other percentage as may be specified in paragraph 25 of Schedule 9.

3.6	The Board shall ensure that, in relation to the grant of options on any day:-

3.6.1	every individual who is eligible to be granted an option on that day has been given an invitation;

3.6.2	the invitation specifies a period of not less than 14 days in which an application for an option may be made; and

3.6.3	every eligible individual who has applied for an option as mentioned in sub-rule 3.1 above is in fact granted an option on that day.

3.7	An invitation to apply for an option may only be given within the period of 10 years beginning with the date on which this Scheme is adopted by the Company.

3.8	An option granted to any person:-

3.8.1	shall not, except as provided in sub-rule 5.3 below, be capable of being transferred by him; and

3.8.2	shall lapse forthwith if he is adjudged bankrupt.

4.	LIMIT

4.1
No options shall be granted to acquire a number of shares of Common Stock which exceeds any number ("the Limit") determined by the Board using the sterling/US dollar exchange rate at the date the invitation to enter a Savings Contract closes.

4.2
If the grant of options on any day would but for this sub-rule cause the Limit to be exceeded, the provisions set out in sub-rule 4.3 below shall be successively applied (in the order in which they are set out) so far as is necessary to ensure that the Limit is not exceeded.

4.3	Those provisions are:-

4.3.1	any option which would otherwise be a 7-Year Option shall be a 5-Year Option;

4.3.2	the repayment under the Savings Contract shall be taken as not including a bonus;

4.3.3
unless paragraph 4.3.4 below applies, the amount of the monthly contribution determined under sub-rule 3.3 above shall be taken as successively reduced by 0.5 per cent. thereof, 1 per cent. thereof, 1.5 per cent. thereof and so on and then rounded up to the nearest pound, but shall not be reduced to less than the minimum amount permitted under the terms of the Savings Contract;

4.3.4
if the Board shall have decided that this paragraph is to apply, for the purpose of determining the amount of the monthly contribution, the maximum permitted amount referred to in sub-rule 3.3 above shall be taken as successively reduced by £1, £2, £3 and so on, but shall not be reduced to less than the minimum amount permitted under the terms of the Savings Contract;

4.3.5	any option which would otherwise be a 5-Year Option shall be a 3-Year Option;

4.3.6	the Board shall not grant any options on the day in question.

5.	EXERCISE OF OPTIONS

5.1
The exercise of any option shall be effected in the form and manner prescribed by the Board, provided that the monies paid for shares of Common Stock on such exercise shall not exceed the amount of the repayment made and any interest paid under the Savings Contract made in connection with the option, so that if the prevailing sterling/US dollar exchange rate at the time of exercise of any option has fluctuated to the extent that fewer shares may be purchased by a Participant than the maximum amount over which the Participant has been granted options, the Board will adjust downwards when allotting the shares to the Participant.

5.2	Subject to sub-rules 5.3, 5.4 and 5.6 below and to Rule 6 below, an option shall not be capable of being exercised before the Bonus Date.

5.3	Subject to sub-rule 5.8 below:-

5.3.1	if any Participant dies before the Bonus Date, any option granted to him may (and must, if at all) be exercised by his personal representatives within 12 months after the date of his death, and

5.3.2	if he dies on or within 6 months after the Bonus Date, any option granted to him may (and must, if at all) be exercised by his personal representatives within 12 months after the Bonus Date,

provided in either case that his death occurs at a time when he either holds the office or employment by virtue of which he is eligible to participate in this Scheme or is entitled to exercise the option by virtue of sub-rule 5.4 below.

5.4
Subject to sub-rule 5.8 below, if any Participant ceases to hold the office or employment by virtue of which he is eligible to participate in this Scheme (otherwise than by reason of his death), the following provisions apply in relation to any option granted to him:-

5.4.1
if he so ceases by reason of injury, disability, redundancy within the meaning of the Employment Rights Act 1996, or retirement on reaching the age of 65 or any other age at which he is bound to retire in accordance with the terms of his contract of employment, the option may (and subject to sub-rule 5.3 above must, if at all) be exercised within 6 months of his so ceasing;

5.4.2
if he so ceases by reason only that the office or employment is in a company of which the Company ceases to have control, or relates to a business or part of a business which is transferred to a person who is neither an Associated Company of the Company nor a company of which the Company has control, the option may (and subject to sub-rule 5.3 above must, if at all) be exercised within 6 months of his so ceasing;

5.4.3	if he so ceases for any other reason within 3 years of the grant of the option, the option may not be exercised at all;

5.4.4
if he so ceases for any other reason (except for dismissal for misconduct) more than 3 years after the grant of the option, the option may (and subject to sub-rule 5.3 above must, if at all) be exercised within 6 months of his so ceasing.

5.5
Subject to sub-rule 5.8 below, if, at the Bonus Date, a Participant holds an office or employment with a company which is not a Participating Company but which is an Associated Company or a company of which the Company has control, any option granted to him may (and subject to sub-rule 5.3 above must, if at all) be exercised within 6 months of the Bonus Date.

5.6
Subject to sub-rule 5.8 below, where any Participant continues to hold the office or employment by virtue of which he is eligible to participate in this Scheme after the date on which he reaches the age of 65, he may exercise any option within 6 months of that date.

5.7	Subject to sub-rule 5.3 above, an option shall not be capable of being exercised later than 6 months after the Bonus Date.

5.8
Where, before an option has become capable of being exercised, the Participant gives notice that he intends to stop paying monthly contributions under the Savings Contract made in connection with the option, or is deemed under its terms to have given such notice, or makes an application for repayment of the monthly contributions paid under it, the option may not be exercised at all.

5.9
A Participant shall not be treated for the purposes of sub-rules 5.3 and 5.4 above as ceasing to hold the office or employment by virtue of which he is eligible to participate in this Scheme until he ceases to hold an office or employment in the Company or any Associated Company or company of which the Company has control, and a female Participant who ceases to hold the office or employment by virtue of which she is eligible to participate in this Scheme by reason of pregnancy or confinement and who exercises her right to return to work under the Employment Rights Act 1996 before exercising her option shall be treated for the purposes of sub-rule 5.4 above as not having ceased to hold that office or employment.

5.10	A Participant shall not be eligible to exercise an option at any time:-

5.10.1	unless, subject to sub-rules 5.4 and 5.5 above, he is at that time a director or employee of a Participating Company;

5.10.2	if he is not at that time eligible to participate in this Scheme by virtue of paragraph 8 of Schedule 9 (material interest in close company).

5.11	An option shall not be capable of being exercised more than once.

5.12
Within 30 days after an option has been exercised by any person, the Board shall allot to him (or a nominee for him) or, as appropriate, procure the transfer to him (or a nominee for him) of the number of shares of Common Stock in respect of which the option has been exercised, provided that:-

5.12.1	the Board considers that the issue or transfer thereof would be lawful in all relevant jurisdictions; and

5.12.2
in a case where a Participating Company is obliged to (or would suffer a disadvantage if it were not to) account for any tax (in any jurisdiction) for which the person in question is liable by virtue of the exercise of the option and/or for any social security contributions recoverable from the person in question (together, the "Tax Liability"), that person has either:

(a)	made a payment to the Participating Company of an amount equal to the Tax Liability; or

(b)
entered into arrangements acceptable to that or another Participating Company to secure that such a payment is made (whether by authorising the sale of some or all of the shares of Common Stock on his behalf and the payment to the Participating Company of the relevant amount out of the proceeds of sale or otherwise).

5.13
All shares of Common Stock allotted under this Scheme shall rank equally in all respects with shares of Common Stock then in issue except for any rights attaching to such shares of Common Stock by reference to a record date before the date of the allotment.

5.14	If shares of Common Stock are listed on any stock exchange, the Company shall apply to that stock exchange for any shares of Common Stock so allotted to be admitted thereto.

6.	TAKEOVER, RECONSTRUCTION AND WINDING UP

6.1
If any person obtains control of the Company as a result of making a general offer to acquire shares in the Company, or having obtained control makes such an offer, the Board shall within 7 days of becoming aware thereof notify every Participant thereof and, subject to sub-rules 5.3, 5.4, 5.7 and 5.8 above, any option may be exercised within one month (or such longer period as the Board may permit) of the notification, but not later than 6 months after that person has obtained control.

6.2	For the purposes of sub-rule 6.1 above, a person shall be deemed to have obtained control of the Company if he and others acting in concert with him have together obtained control of it.

6.3
If a compromise or arrangement is effected for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other company or companies, or if the Company passes a resolution for voluntary winding up, the Board shall forthwith notify every Participant thereof and, subject to sub-rules 5.3, 5.4, 5.7 and 5.8 above, any option may be exercised within one month of the notification, but to the extent that it is not exercised within that period shall (notwithstanding any other provision of this Scheme) lapse on the expiration of that period.

6.4	If any company ("the acquiring company"):-

6.4.1	obtains control of the Company as a result of making-

(a)
a general offer to acquire the whole of the issued ordinary share capital of the Company which is made on a condition such that if it is satisfied the acquiring company will have control of the Company, or

(b)	a general offer to acquire all the shares in the Company which are of the same class as the shares which may be acquired by the exercise of options granted under this Scheme,

any Participant may at any time within the appropriate period (which expression shall be construed in accordance with paragraph 15(2) of Schedule 9), by agreement with the acquiring company, release any option which has not lapsed ("the old option") in consideration of the grant to him of an option ("the new option") which (for the purposes of that paragraph) is equivalent to the old option but relates to shares in a different company (whether the acquiring company itself or some other company falling within paragraph 10(b) or (c) of Schedule 9).

6.5
The new option shall not be regarded for the purposes of sub-rule 6.4 above as equivalent to the old option unless the conditions set out in paragraph 15(3) of Schedule 9 are satisfied, but so that the provisions of this Scheme shall for this purpose be construed as if:-

6.5.1	the new option were an option granted under this Scheme at the same time as the old option;

6.5.2
except for the purposes of the definitions of "Participating Company" and "Subsidiary" in sub-rule 1.1 and sub-rules 5.4.2, 5.5 and 5.9 above, the expression "the Company" were defined as "a company whose shares may be acquired by the exercise of options granted under this Scheme";

6.5.3	the Savings Contract made in connection with the old option had been made in connection with the new option;

6.5.4	the Bonus Date in relation to the new option were the same as that in relation to the old option.

7.	VARIATION OF CAPITAL

7.1	Subject to sub-rule 7.3 below, in the event of any variation of the share capital of the Company, the Board may make such adjustments as it considers appropriate under sub-rule 7.2 below.

7.2	An adjustment made under this sub-rule shall be to one or more of the following:-

7.2.1	the price at which shares of Common Stock may be acquired by the exercise of any option;

7.2.2	where any option has been exercised but no shares of Common Stock have been allotted or transferred pursuant to the exercise, the price at which they may be acquired;

7.2.3	the number of shares of Common Stock mentioned in Rule 10 below.

7.3	At a time when this Scheme is approved by the Inland Revenue under Schedule 9, no adjustment under sub-rule 7.2 above shall be made without the prior approval of the Inland Revenue.

7.4
An adjustment under sub-rule 7.2 above may have the effect of reducing the price at which shares of Common Stock may be acquired by the exercise of an option to less than their nominal value, but only if and to the extent that the Board shall be authorised to capitalise from the reserves of the Company a sum equal to the amount by which the nominal value of the shares of Common Stock in respect of which the option is exercised exceeds the price at which such shares may be subscribed for and to apply that sum in paying up that amount on such shares; and so that on the exercise of any option in respect of which such a reduction shall have been made the Board shall capitalise that sum (if any) and apply it in paying up that amount.

8.	ALTERATIONS

The Board may at any time alter this Scheme, provided that no alteration shall be made at a time when this Scheme is approved by the Inland Revenue under Schedule 9 without the prior approval of the Inland Revenue.

9.	MISCELLANEOUS

9.1
The rights and obligations of any individual under the terms of his office or employment with the Company or a Subsidiary shall not be affected by his participation in this Scheme or any right which he may have to participate in it, and an individual who participates in it shall waive all and any rights to compensation or damages in consequence of the termination of his office or employment for any reason whatsoever insofar as those rights arise or may arise from his ceasing to have rights under or be entitled to exercise any option as a result of such termination.

9.2
In the event of any dispute or disagreement as to the interpretation of this Scheme, or as to any question or right arising from or related to this Scheme, the decision of the Board shall be final and binding upon all persons.

9.3
The Company and any Subsidiary may provide money to the trustees of any trust or any other person to enable them or him to acquire shares of Common Stock to be held for the purposes of this Scheme, or enter into any guarantee or indemnity for those purposes, to the extent permitted by any applicable laws.

9.4
Any notice or other communication under or in connection with this Scheme may be given by personal delivery or by sending it by post, in the case of a company to its registered office, and in the case of an individual to his last known address, or, where he is a director or employee of the Company or a Subsidiary, either to his last known address or to the address of the place of business at which he performs the whole or substantially the whole of the duties of his office or employment.

10.	AVAILABLE SHARES

10.1	No more than 2,000,000 shares of Common Stock shall be made available under this Scheme, provided that this number may be adjusted by the Board as provided for in Rule 7.2.3 above.

10.2
The shares of Common Stock to be made available under this Scheme may be authorised and unissued shares of Common Stock, previously issued shares of Common Stock acquired by the Company and held as treasury shares or shares of Common Stock purchased in the open market.